OLD MUTUAL FUNDS II
ON BEHALF OF THE
OLD MUTUAL DEVELOPING GROWTH FUND



December 23, 2008Dear Shareholder:

The Old Mutual Developing Growth Fund's Board of Trustees
(the "Board") requests your vote on a proposal to reorganize the Old Mutual Developing Growth Fund (the "Developing Growth Fund") into the Old Mutual Strategic Small Company Fund (the "Strategic Small Company Fund" and together with the Developing Growth Fund, the "Funds"). If the reorganization is approved by shareholders, you will receive shares of the Strategic Small Company Fund equivalent in dollar value to your shares in the Developing Growth Fund at the time of the reorganization.
The Board's recommendation to reorganize the Developing
Growth Fund is based primarily on its compatibility with the Strategic Small Company Fund and economies of scale that may be achieved by combining the Funds. Both Funds are advised by Old Mutual Capital, Inc. and both Funds are sub-advised by Copper Rock Capital Partners, LLC. Currently, Ashfield Capital Partners, LLC ("Ashfield") serves as a sub-adviser to the Developing Growth Fund, and Eagle Asset Management, Inc.
and Liberty Ridge Capital, Inc. ("Liberty Ridge") serve as sub-advisers to the Strategic Small Company Fund. Old Mutual Capital is proposing to shareholders of the Strategic Small Company Fund, by separate proxy, to replace Liberty Ridge with Ashfield as a sub-adviser to the Strategic Small Company Fund. If the proposal is approved by Strategic Small Company
Fund shareholders, Ashfield will replace Liberty Ridge and will begin providing sub-advisory services to the Strategic Small Company Fund on or about February 28, 2009.
The Developing Growth Fund seeks to provide investors with long-term capital growth and the Strategic Small Company Fund seeks to provide investors with capital growth. Both Funds seek to achieve their investment objectives by investing in small capitalization companies, and reorganizing the Developing Growth Fund into the Strategic Small Company Fund will enable you to maintain your exposure to small capitalization companies while also enabling you to potentially benefit from the Strategic Small Company Fund's focus on investments in small capitalization companies with growth and value characteristics.
In addition to the foregoing, the Board recommends reorganizing the Developing Growth Fund so that shareholders may realize additional benefits such as equal or potentially lower expense ratios than the Developing Growth Fund's current expense ratios. Importantly, the reorganization is designed to be a tax-free reorganization, so you should not realize a tax gain or loss as a direct result of the reorganization. Additional details about the proposed reorganization are described in the enclosed Proxy Statement.

This proposal will be presented to shareholders at a special meeting of shareholders to be held on February 27, 2009 in Denver, Colorado. This package contains important information about the proposal, a proxy, a business reply envelope permitting you to vote by mail and simple instructions on how to vote by phone or via the Internet. We encourage you to read the entire Proxy Statement, which describes the proposal in detail. THE DEVELOPING GROWTH FUND'S BOARD HAS CAREFULLY
CONSIDERED THE PROPOSAL, BELIEVES THE PROPOSAL TO
BE IN THE BEST INTERESTS OF DEVELOPING GROWTH FUND
SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR THE PROPOSAL.

You can vote in one of four ways:



BY MAIL using the enclosed
proxy card;



BY INTERNET through the website listed on your proxy card;



BY TELEPHONE by calling the number indicated on your proxy card; or



IN PERSON at the Special Meeting of
Shareholders on February 27, 2009.

Your vote is extremely important, no matter how many shares you own. If we do not receive sufficient votes to approve the proposal, we may have to send additional mailings or conduct telephone solicitations. If you have any questions about the proposal, please call our proxy solicitor, Broadridge at 866-615-7269.

Thank you for your response and we look forward to preserving your trust as a valued shareholder over the long term.


Sincerely,





Leigh A. Wilson

Chairman

Old Mutual Funds II

OLD MUTUAL FUNDS II
Old Mutual Developing Growth Fund

NOTICE OF MEETING OF SHAREHOLDERS
To Be Held on February 27, 2009
4643 South Ulster Street, Suite 600
Denver, Colorado 80237

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Old Mutual Developing Growth Fund (the "Developing
Growth Fund") of Old Mutual Funds II (the "Trust") will be held at the offices of Old Mutual Capital, Inc. ("Old Mutual Capital") located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on February 27, 2009, at 10:30 a.m. Mountain Time (the "Special Meeting"), for the purpose of voting on the proposal set forth below and to transact such other business that may properly come before the Special Meeting, or any adjournments thereof:
Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Developing Growth Fund to the Old Mutual Strategic Small Company Fund.
The proposal is discussed in greater detail in the attached Prospectus/Proxy Statement. You are entitled to vote at the Special Meeting or any adjournments thereof if you owned shares of the Developing Growth Fund at the close of business on December 10, 2008. If you attend the Special Meeting or any adjournments thereof, you may vote your shares in person.
Whether or not you intend to attend the Special Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed proxy
card(s) in the enclosed postage-paid envelope;
(2)	Telephone: Have your proxy card(s) available. Vote by
telephone by calling the toll-free number on your proxy card(s) which is available 24 hours a day, 7 days a week. Enter the control number on the proxy card(s) (a confirmation of your telephone vote will be mailed to you); or
(3)	Internet: Have your proxy card(s) available. Vote on
the Internet by accessing the website listed on your proxy card(s). Enter the control number from your proxy card(s). Follow the simple instructions found on the website.

By order of the Board of Trustees,








Andra C. Ozols

Secretary
Old Mutual Funds
Dated:  December 23, 2008

Denver, Colorado
COMBINED
PROSPECTUS AND PROXY STATEMENT
DECEMBER 23, 2008

Relating to the Acquisition of Assets of OLD MUTUAL DEVELOPING GROWTH FUND

By and In Exchange for Shares of Beneficial Interest of
OLD MUTUAL STRATEGIC SMALL COMPANY FUND

EACH A SERIES PORTFOLIO OF
OLD MUTUAL FUNDS II
4643 South Ulster Street, Suite 600
Denver, Colorado 80237
888-772-2888

This document is being furnished to you in connection with the Special Meeting of Shareholders of Old Mutual Developing Growth Fund (the "Developing Growth Fund" or a "Fund"), a series portfolio of Old Mutual Funds II, a Delaware statutory trust ("Old Mutual Funds II"), to be held at the offices of Old Mutual Capital, Inc., located at the address listed above, on February 27, 2009 at 10:30 a.m. Mountain Time (the "Special Meeting"). At the Special Meeting, you will be asked to approve a plan of reorganization (the "Plan of Reorganization") for the Developing Growth Fund and the consummation of the transactions described therein, as further described in this Combined Prospectus and Proxy Statement ("Prospectus/
Proxy Statement").
The Board of Trustees of Old Mutual Funds II, on behalf of the Developing Growth Fund, is soliciting this proxy. This prospectus/proxy statement will first be mailed to shareholders on or about January 9, 2009. The Board of Trustees of Old Mutual Funds II has unanimously approved the Plan of Reorganization as being in the best interests of Developing Growth Fund shareholders and recommends that you vote "FOR" the proposal.
The Plan of Reorganization provides for the acquisition of assets and liabilities of the Developing Growth Fund by the Strategic Small Company Fund and the reclassification of the issued and outstanding shares of the Developing
Growth Fund into shares of the Old Mutual Strategic Small
Company Fund ("Strategic Small Company Fund" or a
"Fund" and together with the Developing Growth Fund, the "Funds") based upon the net asset values of the two
Funds (the "Reorganization").  The Strategic Small
Company Fund is also a series portfolio of Old Mutual
Funds II. Upon the consummation of the Reorganization, all of the assets and liabilities of the Developing Growth
Fund will become assets and liabilities of the Strategic
Small Company Fund, and Class A shares of the Developing
Growth Fund will be reclassified as Class A shares of the Strategic Small Company Fund, Class C shares of the Developing Growth Fund will be reclassified as Class C shares of the Strategic Small Company
Fund, Institutional Class shares of the Developing
Growth Fund will be reclassified as Institutional Class shares of the Strategic Small Company Fund, and Class Z shares of the Developing Growth Fund will be reclassified as Class Z shares of the Strategic Small
Company Fund.  The value of your account in the Strategic
Small Company Fund immediately after the Reorganization will be the same as the value of your account in the Developing Growth Fund immediately before the Reorganization.
The investment objectives for the Developing Growth
Fund and the Strategic Small Company Fund are similar in that the Developing Growth Fund seeks to provide investors with long-term capital growth and the Strategic
Small Company Fund seeks to provide investors with capital growth. Both Funds seek to achieve their investment objectives by investing in small capitalization companies. While both Funds invest primarily in securities of small capitalization issuers, the Developing Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies with growth characteristics at the time of purchase, and the Strategic Small Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies with growth prospects, value characteristics, or a combination of growth prospects and value characteristics.
The Developing Growth Fund generally invests in small capitalization companies with an average market capitalization below $2.3 billion, although it may invest in companies outside this range. The Strategic Small Company
Fund invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Index. As of March 31, 2008, the Russell 2000 Index included companies with market capitalizations between $25 million and $6.8 billion. For additional information regarding the Funds' investment strategies, see the "Introduction -
Comparison of Investment Objectives and Policies" section of this Prospectus/Proxy Statement.
This Prospectus/Proxy Statement sets forth concisely the information that you should know before voting on the Plan of Reorganization. This Prospectus/Proxy Statement should be read in its entirety and retained for future reference. The statement of additional information related to this Prospectus/Proxy Statement dated December 23, 2008, is available upon request and without charge by contacting
Old Mutual Funds II at the address or telephone number above, and is hereby incorporated by reference.
Like shares of the Developing Growth Fund, shares of the Strategic Small Company Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve risk, including the possible loss of the principal amount invested.
The current prospectus for Class A and Class C shares for the Funds dated July 28, 2008, as supplemented, and the current prospectus for Class Z and Institutional Class shares for the Funds dated December 9, 2008, as supplemented, together with the related statement of additional information for Class A, Class C, Institutional
Class and Class Z shares for the Funds dated December
9, 2008, as supplemented, are on file with the Securities and Exchange Commission (the "SEC"). The prospectuses, statement of additional information, as well as the most recent annual report and semi-annual report for Old Mutual
Funds II are available without charge by writing to Old
Mutual Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling 888-772-2888. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statement of additional information described above, material incorporated by reference, and other information about
Old Mutual Funds II. You can obtain additional information about the Funds on the Old Mutual Funds II website located at oldmutualfunds.com.
As with all mutual fund securities, the SEC has not approved or disapproved these securities or determined whether the information in this Prospectus/Proxy Statement is adequate or accurate. Any representation to the contrary is a criminal offense.

[End of Front Cover Page]


OLD MUTUAL FUNDS II
Old Mutual Developing Growth Fund

TABLE OF CONTENTS
Page
INTRODUCTION	1
A.	Questions and Answers Regarding
the Reorganization	1
B.	Comparison of Investment Objectives
 and Policies	5
C.	Comparison of Risk Factors	6
D.	Comparison of Pricing, Purchase and Redemption
Policies, Sales Charges, and Distribution	7
E.	Comparison of Fees and Expenses	26
F.	Comparison of Performance	30
THE REORGANIZATION	32
A.	Information About The Reorganization	32
B.	Reasons for the Reorganization	33
C.	Federal Income Tax Consequences	34
D.	Other Conditions	36
E.	Shareholders' Rights	37
F.	Capitalization	37
OTHER INFORMATION ABOUT THE FUNDS	39
A.	Investment Adviser and Sub-Advisers	39
B.	Portfolio Managers	40
C. 	Financial Highlights	42
D.   	Pending Litigation	45
E.	Additional Information About the Funds	46
OWNERSHIP OF FUND SHARES	46
LEGAL MATTERS	50
INFORMATION FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION	50
VOTING INFORMATION	50
OTHER BUSINESS	52

APPENDIX I	Plan of Reorganization


INTRODUCTION
The "Introduction" section of this Prospectus/Proxy Statement provides a brief overview of the key features and other matters typically of interest to shareholders considering
a proposed reorganization between mutual funds.  These
responses are qualified in their entirety by the remainder
of this Prospectus/Proxy Statement, which you should
read carefully because it contains additional information
and details regarding the proposed reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan of Reorganization, which is
attached as Appendix I.
A. Questions and Answers Regarding the Reorganization
Q.	WHAT IS BEING PROPOSED?
A.	The Plan of Reorganization provides for the
sale of all the assets and liabilities of the Developing
Growth Fund to the Strategic Small Company Fund and
the reclassification of the issued and outstanding Developing Growth Fund shares into Strategic Small Company Fund shares.  If shareholders of the Developing Growth Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of the Developing Growth Fund will become the assets and liabilities of the Strategic Small Company Fund, and the issued and outstanding
Class A, Class C, Institutional Class and Class Z shares of
the Developing Growth Fund will be converted into Class A,
Class C, Institutional Class and Class Z shares, respectively, of the Strategic Small Company Fund with an aggregate net
asset value equal to the value of the Developing Growth
Fund's net assets immediately prior to the Reorganization.
The value of each Developing Growth Fund shareholder's
account in the Strategic Small Company Fund immediately
after the Reorganization will be the same as the value
of such shareholder's account with Developing Growth
Fund immediately prior to the Reorganization.
Q.	WHY IS THE REORGANIZATION IN THE
BEST INTERESTS OF SHAREHOLDERS?
A.	The Board of Trustees (the "Board") of
Old Mutual Funds II, including each of the independent
Trustees, determined that the Reorganization would
be in the best interests of both Funds and their
shareholders based on the following factors, among
others:
* The compatibility of the investment objectives and
principal investment strategies of the two Funds.
* The continuity of management given that Old Mutual
Capital is the adviser to both Funds and Copper Rock
Capital Partners, LLC ("Copper Rock") is a sub-adviser to
both Funds. Currently, Ashfield Capital Partners, LLC ("Ashfield") serves as a sub-adviser to the Developing
Growth Fund, and Eagle Asset Management, Inc. ("Eagle")
and Liberty Ridge Capital, Inc. ("Liberty Ridge") serve
as sub-advisers to the Strategic Small Company Fund.
Old Mutual Capital is proposing to shareholders of the
Strategic Small Company Fund, by separate proxy, to
replace Liberty Ridge with Ashfield as a sub-adviser to
the Strategic Small Company Fund.  If the proposal is
approved by Strategic Small Company Fund shareholders,
Ashfield will replace Liberty Ridge and will begin providing sub-advisory services to the Strategic Small Company
Fund on or about February 28, 2009.  If the proposal is
not approved by shareholders of the Strategic Small
Company Fund, Liberty Ridge will cease providing
sub-advisory services to the Strategic Small Company
Fund on or about March 31, 2009.  The Board and Old
Mutual Capital would then determine what further action
to take, which may include recommending a replacement
sub-adviser or transferring the portion of the Fund's assets sub-advised by Liberty Ridge to Copper Rock and Eagle.
* Old Mutual Capital's agreement to reduce the expense
limitations for the Strategic Small Company Fund's
Class A, Class C, Class Z and Institutional Class
shares to 1.55%, 2.30%, 1.30% and 1.05%, respectively,
effective upon the consummation of the Reorganization
and as a result, shareholders of the Strategic Small
Company Fund will benefit from the lower expense
limitations.
* Equal or potentially lower total expense ratios for
the combined Fund resulting from increased asset
levels and corresponding economies of scale.
* Old Mutual Capital's belief that the combined Fund
will have improved marketability based upon its
historical performance record and thus will be better
poised to attract new assets and enable shareholders
to benefit from economies of scale.
* The potential operating efficiencies that may result
from combining the Funds.
* The tax-free nature of the Reorganization for Federal
income tax purposes, so shareholders should not
realize a tax gain or loss as a direct result of the
Reorganization.
Q.	WHAT IS THE RECOMMENDATION OF THE
BOARD OF TRUSTEES?
A.	The Board recommends that you vote "FOR"
the Reorganization.
Q.	DO THE FUNDS HAVE THE SAME INVESTMENT
OBJECTIVE?
A.	The investment objectives for the Developing
Growth Fund and the Strategic Small Company Fund are
similar in that the Developing Growth Fund seeks to provide investors with long-term capital growth and the Strategic
Small Company Fund seeks to provide investors with capital growth.
Q.	WHAT ARE THE PRIMARY DIFFERENCES
IN THE INVESTMENT STRATEGIES AND RISKS OF
THE FUNDS?
A.	While both Funds invest primarily in securities
of small capitalization issuers, the Developing Growth
Fund seeks to achieve its investment objective by investing
in equity securities of small capitalization companies with
growth characteristics at the time of purchase, and the
Strategic Small Company Fund seeks to achieve its
investment objective by investing in equity securities of
small capitalization companies with growth prospects, value characteristics, or a combination of growth prospects and value characteristics. This means that to the extent the Developing Growth Fund focuses its investments in small capitalization issuers with growth characteristics, it may be exposed to greater investment style risk because market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor.
The market may not favor the Developing Growth Fund's
growth style of investing, and the Developing Growth
Fund's returns may vary considerably from other equity
funds using different investment styles. On the other hand, blending growth and value investment styles may cause the Strategic Small Company Fund's returns to be lower than returns of pure growth funds, such as the Developing Growth
Fund, during periods when the market favors companies
with growth characteristics.
Q.	HOW DO THE FUNDS COMPARE IN SIZE?
A.	As of September 30, 2008, the Developing Growth
Fund's net assets were $123.8 million and the Strategic
Small Company Fund's net assets were $22.4 million. The asset size of each Fund fluctuates on a daily basis and the asset size of the Strategic Small Company Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of September 30, 2008.

Q.	WILL THE PROPOSED REORGANIZATION RESULT
IN HIGHER INVESTMENT MANAGEMENT FEES OR OTHER
FUND EXPENSES?
A.	The management fee for both Funds is 0.95% and
will not change upon the closing date of the Reorganization, which is anticipated to occur the close of business on or about March 6, 2009 (the "Closing Date"). In addition, Old Mutual Capital has agreed to reduce the expense limitations for the Strategic Small Company Fund's Class A, Class C,
Class Z and Institutional Class shares to 1.55%, 2.30%,
1.30% and 1.05%, respectively, effective upon the Closing
Date, so that they are the same as the expense limitations currently in place for the Developing Growth Fund. In addition, the projected gross total expense ratios of the Strategic Small Company Fund following the completion of the Reorganization are expected to be equal to or lower
than the current expense ratios of the Developing Growth
Fund for all share classes except Institutional Class
shares, and contractual expense limitations will remain
in place through at least December 31, 2009.
Q.	WHAT ARE THE TAX CONSEQUENCES OF
THE PROPOSED REORGANIZATION?
A.	Legal counsel to the Developing Growth Fund
and the Strategic Small Company Fund will issue an
opinion to Old Mutual Funds II that the Reorganization
will constitute a tax-free reorganization for Federal
income tax purposes.  Thus, shareholders are not
expected to be subject to Federal income taxes as a
direct result of the Reorganization.
Q.	WILL THE SERVICES PROVIDED BY OLD
MUTUAL CAPITAL CHANGE?
A.	No.  Old Mutual Capital manages the Developing
Growth Fund and the Strategic Small Company Fund.
The custodian, transfer agent and distributor are also
the same for both Funds.  Purchase, exchange and
redemption privileges are also the same for both Funds.
Please consult your financial intermediary for information
on any services provided by them to the Funds.
Q.	CAN I CONTINUE TO ADD TO MY DEVELOPING
GROWTH FUND ACCOUNT?
A.	Yes.  Developing Growth Fund shareholders
may continue to make investments in the Developing
Growth Fund before the closing date of the Reorganization.
Q.	WHAT HAPPENS IF THE REORGANIZATION
IS NOT APPROVED?
A.	Any shares you held in the Developing Growth
Fund would remain Developing Growth Fund shares.
The Developing Growth Fund and the Strategic Small
Company Fund would each continue to operate separately
and the Board would determine what further action,
if any, to take.
Q.	WILL EITHER FUND PAY FOR THE PROXY
SOLICITATION, LEGAL AND OTHER COSTS ASSOCIATED
WITH THE PROPOSED REORGANIZATION?
A.	The Funds will pay all costs and expenses
associated with the Reorganization, subject to current
expense limitations. Costs associated with the Reorganization generally include printing and mailing costs, solicitation costs, legal costs, costs paid to the Funds' independent registered public accounting firm, and other miscellaneous costs. All costs and expenses associated with the Reorganization will be allocated between the Funds on a pro rata basis based on each Fund's relative net assets.
The anticipated costs of the reorganization are
approximately $51,196.
Q.	IF APPROVED, WHEN WILL THE PROPOSED
REORGANIZATION TAKE PLACE?
A.	If approved, the Reorganization will be effective
the close of business on or about March 6, 2009, or as soon
as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders will receive a confirmation statement reflecting their new Strategic Small Company Fund account number and number of shares owned.
Q.	WHAT IF I WANT TO EXCHANGE MY SHARES FOR
ANOTHER OLD MUTUAL FUND PRIOR TO THE REORGANIZATION?
A.	You may exchange your shares into other
mutual funds advised by Old Mutual Capital (each an
Old Mutual Fund) before the Closing Date by calling
888-772-2888 or contacting your financial intermediary.
If you choose to exchange your Developing Growth Fund
shares for another Old Mutual Fund, your request will be
treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an IRA. If you exchange your shares before the date of the Special Meeting or any adjournments thereof, you will still be asked to cast your vote on the Reorganization.
Q.	HOW MANY VOTES AM I ENTITLED TO CAST?
A.	Shareholders of record as of the close of business
on December 10, 2008 (the Record Date) are entitled to vote
at the Special Meeting. You are entitled to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of net asset value of shares held in your name as determined as of the Record Date.
Q.	HOW CAN I VOTE MY SHARES?
A.	You are entitled to vote at the Special Meeting or
any adjournments thereof if you owned shares of the Developing Growth Fund as of the close of business on December 10, 2008.
If you attend the Special Meeting or any adjournments thereof, you may vote your shares in person. Whether or not you intend to attend the Special Meeting or any adjournments thereof in person, you may vote in any of the following ways:

(1)	Mail: Vote, sign, date and return the enclosed
proxy card(s) in the enclosed postage-paid envelope;
(2)	Telephone: Have your proxy card(s) available.
Vote by telephone by calling the toll-free number on your
proxy card(s) which is available 24 hours a day, 7 days a
week. Enter the control number on the proxy card(s) (a
confirmation of your telephone vote will be mailed to you); or
(3)	Internet: Have your proxy card(s) available. Vote
on the Internet by accessing the website listed on your
proxy card(s). Enter the control number from your proxy
card(s). Follow the simple instructions found on the website.
Q.	IF I VOTE MY PROXY NOW, CAN I CHANGE MY
VOTE LATER?
A.	If you vote your proxy now, you may revoke
it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the
Secretary of Old Mutual Funds II.  In addition, although
mere attendance at the Special Meeting will not revoke
a proxy, if you attend the Special Meeting you may
withdraw your proxy and vote in person.
Q.	WHAT IS THE REQUIRED VOTE TO APPROVE
THE PROPOSED REORGANIZATION?
A.	At the Special Meeting, a quorum being present,
approval of the Reorganization requires the affirmative
vote of a majority of the outstanding voting securities
of the Developing Growth Fund as defined by the
Investment Company Act of 1940, as amended (the
1940 Act).  This means the affirmative vote of
the lesser of: (a) 67% or more of the voting securities of
Developing Growth Fund present or represented by proxy at the
Special Meeting, if the holders of more than 50% of the
outstanding voting securities of Developing Growth Fund are
present or represented by proxy; or (b) more than 50% of the outstanding voting securities of Developing Growth Fund.
Q.	WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION
ABOUT THIS PROSPECTUS/PROXY STATEMENT?
A.	Please call the proxy solicitor, Broadridge, at
866-615-7269 to obtain additional information regarding the proposed Reorganization.
B. Comparison of Investment Objectives and Policies
The investment objectives of the Developing Growth Fund and the Strategic Small Company Fund are similar in that both Funds invest primarily in small capitalization companies. The Developing Growth Fund seeks to provide investors with long-term capital growth by investing in equity securities of small capitalization companies with growth characteristics at the time of purchase, and the Strategic Small Company Fund seeks to provide investors with capital growth by investing in small capitalization companies with growth prospects, value characteristics, or a combination of growth prospects and value characteristics.
The Strategic Small Company Fund's focus on companies with both growth and value characteristics may make that Fund less susceptible to investment style risk than the Developing Growth Fund, which focuses wholly on growth stocks. However, this strategy may cause the returns of the Strategic Small Company Fund to be lower than returns of pure growth funds, such as the Developing
Growth Fund, during periods when the market favors companies with growth characteristics.
The Developing Growth Fund generally invests in small capitalization companies with an average market capitalization below $2.3 billion, although it may invest in companies outside this range. The Strategic Small Company Fund normally invests in small capitalization companies with market capitalizations similar to the companies in the Russell 2000 Index, which as of March 31, 2008, included companies with market capitalizations between $25 million and $6.8 billion. The market capitalizations of the companies in the Funds' portfolios and the Russell 2000 Index change over time and the Funds will not automatically sell or stop buying stock of a company they already own if the company's market capitalization grows or falls out of the stated ranges.
Both Funds are advised by Old Mutual Capital and both
Funds are sub-advised by Copper Rock. Currently, Ashfield serves as a sub-adviser to the Developing Growth Fund, and Eagle Asset Management, Inc. and Liberty Ridge
Capital, Inc. ("Liberty Ridge") serve as sub-advisers to the Strategic Small Company Fund. Old Mutual Capital is proposing to shareholders of the Strategic Small Company
Fund, by separate proxy, to replace Liberty Ridge with Ashfield as a sub-adviser to the Strategic Small Company
Fund.  If the proposal is approved by Strategic Small Company
Fund shareholders, Ashfield will replace Liberty Ridge and will begin providing sub-advisory services to the Strategic
Small Company Fund on or about February 28, 2009.
If the proposal is not approved by shareholders of the Strategic Small Company Fund, Liberty Ridge will cease providing sub-advisory services to the Strategic Small
Company Fund on or about March 31, 2009. The Board and
Old Mutual Capital would then determine what further action to take, which may include recommending a replacement sub-adviser or transferring the portion of the Fund's assets sub-advised by Liberty Ridge to Copper Rock and Eagle.
Reorganizing the Developing Growth Fund into the Strategic
Small Company Fund will enable you to maintain your exposure to small capitalization companies while also enabling you to potentially benefit from the Strategic
Small Company Fund's focus on investments in small capitalization companies with growth and value characteristics.
The annual portfolio turnover rate for the Developing
Growth Fund was 198.93% for the fiscal year ended
March 31, 2008. The Strategic Small Company Fund's portfolio turnover rate for the same period was 142.78%. A fund with a higher rate of portfolio turnover will result in higher transaction costs and may result in additional taxes for shareholders as compared to a fund with less portfolio turnover.
C. Comparison of Risk Factors
Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective. The following is a summary of the principal risks associated with such securities and investment techniques. Additional information about these risks is included in the Funds' prospectus. As with any security, an investment in either Fund involves certain risks, including loss of principal. An investment in the Funds is not a deposit of a bank and is not insured by the Federal Deposit
Insurance Corporation or any other government agency.
The fact that a particular risk is not identified does not indicate that a Fund does not invest its assets in, or is precluded from investing its assets in, securities that give rise to that risk.
       Similar Risk Factors of the Funds
Like all investments in securities, you risk losing money by investing in the Funds. The main risks of investing in each Fund are as follows:
Stock Market Risk. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
The market may also fail to recognize a Sub-Adviser's determination of an investment's value or a Sub-Adviser may misgauge that value.
Small Company Risk. The Funds invest primarily in small-capitalization companies. While small-capitalization companies may offer greater potential for capital appreciation than larger more established companies, they may also involve greater risk of loss and price fluctuation.
The trading markets for securities of small-capitalization issuers may be less liquid and more volatile than securities of larger companies. This means that the Funds could have greater difficulty buying or selling a security of a small-capitalization issuer at an acceptable price, especially in periods of market volatility.
Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Funds may focus their investments in certain industries within certain sectors, which may cause the Funds' performance to be susceptible to the economic, business or other developments that affect those industries.
       Primary Differences in Risk Factors of the Funds
Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Developing Growth Fund's growth style of investing, and the Developing Growth Fund's returns may vary considerably from other equity funds using different investment styles.
More information regarding the risks of investing in the Funds is included in the Old Mutual Funds II prospectus.
D. Comparison of Pricing, Purchase and Redemption Policies,
Sales Charges, and Distribution
Shares of the Developing Growth Fund and the Strategic
Small Company Fund are distributed by Old Mutual Investment
Partners ("OMIP" or the "Distributor"), a wholly-owned subsidiary of Old Mutual Capital. The Distributor receives no compensation for serving in such capacity, except as provided in separate distribution plans, adopted pursuant to Ru le 12b-1 of the 1940 Act for each Fund's Class A and Class
C shares, and service plans which enable the Funds to directly and indirectly bear certain expenses relating to the distribution and sale of shares and services provided to shareholders. Pursuant to 12b-1 plans, both the Developing
Growth Fund and the Strategic Small Company Fund pay OMIP a service fee at an annual rate of 0.25% of the average daily net assets attributable to Class A shares and a distribution fee and service fee at an annual combined rate of 1.00% of the average daily net assets attributable to Class C shares. Because these fees are paid out of the assets of Class A and Class C on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on distribution and service fees, refer to the Old Mutual Funds II prospectus.
The Funds have the same procedures for calculating share price and valuing portfolio securities, and the same policies regarding excessive or short term trading.
These policies and procedures are described in the following sections.
       Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value ("NAV"). NAV per share class of a Fund is calculated by dividing the total net assets of each class of a Fund by the total number of the classes' shares outstanding of that Fund.
NAV is determined as of the close of regular trading on the New
York Stock Exchange (the "NYSE")
(normally 4:00 p.m. Eastern Time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New
Year's Day, Martin Luther King, Jr. Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).
Your purchase, exchange, or redemption of a Fund's shares will be priced at the next NAV calculated after your request is received in good order by the Fund's transfer agent or other Fund agents. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance. If a Fund invests in another investment company, that Fund's NAV is based in part on the NAV of the other investment companies in which the Fund invests.
The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.
The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers ("financial intermediaries") that may include the Funds as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to OMIP or its designee by the close of regular trading on the NYSE in order for you to receive that day's offering price. Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in good order.
Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to OMIP or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (authorized financial intermediaries) when the financial intermediary, or its authorized designee, accepts the order.
The customer order will be priced at the Fund's NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.
       Valuing Portfolio Securities

The Funds use pricing services to determine the market value of the securities in their portfolios. Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds' portfolios, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Fund at the NASDAQ
Official Closing Price provided by NASDAQ each business day. Short-term investments in the Funds are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price.
If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Fund's shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value pursuant to procedures approved by the Board.
       Fair Value Pricing
The Funds have fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before a Fund calculates its NAV.
By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Fund's securities. The valuation assigned to fair valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.
       Policy Regarding Excessive or Short-Term Trading

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance.
In particular, frequent trading of Fund shares may:
* cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
* force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
* increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
* dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that all such trading will be identified and restricted. Purchase and sale orders may be received through financial intermediaries. The Trust, Old
Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.
To minimize harm to the Funds and their shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.
The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Old Mutual
Capital") and their agents have implemented the following tools designed to discourage excessive short-term trading in the Funds:
* trade activity monitoring;
* trading guidelines for certain retail mutual funds advised by Old Mutual Capital;
* a redemption/exchange fee on short-term trades in certain retail mutual funds advised by Old Mutual Capital; and
* selective use of fair value pricing.

These tools are described in more detail below except fair value pricing, which is described above. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor's trading history in the retail mutual funds advised by Old Mutual Capital (together referred to as the "Old Mutual Funds"), other funds, and accounts under common ownership, influence or control. Old
Mutual Capital and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.
       Trade Activity Monitoring
The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment
Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account other than exchanges into an affiliated money market fund (if available). Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.
The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries ("Second-Tier Intermediaries") may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust's request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Funds' excessive short-term trading policy. Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.
       Trading Guidelines
If a shareholder exceeds four exchanges out of an Old Mutual
Fund (other than the Old Mutual Cash Reserves Fund) per calendar year, or if the Trust, Old Mutual Capital, or one of their agents, determines that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder. The Trust, Old Mutual Capital, and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange.
The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.
Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked.
Old Mutual Capital and its agents may also suspend or terminate a shareholder's exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

       Redemption/Exchange Fee
The Funds impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Funds within 10 calendar days of their purchase.
The Funds will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days.
In determining how long shares of a Fund have been held, Old Mutual Capital assumes that shares held by the investor for the longest period of time will be sold first.
A Fund will retain the redemption/exchange fee for the benefit of the remaining shareholders. Due to operational requirements, certain financial intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds' methods for tracking and calculating the fee.
The Funds charge the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of a Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses a Fund incurs because of the redemption or exchange.
The Funds will not charge the 2.00% redemption/exchange fee on transactions involving the following:
* total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that do not have the systematic capability to process the fee;
* total or partial redemptions of shares by omnibus accounts maintained by financial intermediaries such as broker-dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds to waive or not to impose the fee;
* total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
* redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
* certain broker wrap fee and other fee-based programs;
* redemptions initiated by a Fund, as permitted in the prospectus; or
* redemptions by the Old Mutual Asset Allocation Portfolios
(each of which is a "fund of funds" that primarily invests in shares of Old Mutual Funds) or by other asset allocation or target date funds advised by Old Mutual Capital.
There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.
Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Funds' frequent trading restrictions, if such frequent trading restrictions are deemed by Old Mutual Capital or its agents to sufficiently protect Fund shareholders.
Please contact your broker/dealer, bank, insurance company or retirement plan administrator to determine what frequent trading restrictions may apply to your account.
       Share Classes

The Funds offer the same share classes. These share classes are described below.
The Trust offers four classes of shares:  Class A, Class C,
Class Z and Institutional Class. Each class represents investments in the same portfolio of securities of a Fund and has the same rights and privileges as the other share classes of that Fund, except that: (i) each class may be subject to different sales charges (loads); (ii) each class may be subject to different distribution fees, which, if applicable, are paid pursuant to a distribution plan adopted under Rule
12b-1 of the 1940 Act; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a service plan which may be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are generally not permitted between the various share classes but only among the same class;
and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial adviser as to which class is most suitable for you. Below is a summary of certain features of the share classes.
You will not pay a sales charge in connection with the acquisition of the Strategic Small Company Fund shares pursuant to the Reorganization. In addition, the holding period for purposes of calculating any contingent deferred sales charge applicable to Class A or Class C shares of the Strategic
Small Company Fund received pursuant to the Reorganization will be the date of original purchase of the corresponding
Class A or Class C shares of the Developing Growth
Fund and not the date of the Reorganization.
       Sales Charges
The Funds impose the same sales charges, which are described below.


CLASS A

CLASS C

CLASS Z

INSTITUTIONAL CLASS
Initial Sales Charge

up to 5.75%

None

None

None








CDSC

None
(except on redemptions of certain large purchases held for less than one year)

1.00% on redemption within
one year

None

None









Distribution and Service Fees
0.25%

1.00%

None

None









Dividends

Generally higher
than Class C due to lower annual expenses

Generally lower
than Class A due to higher annual expenses

Generally higher
than Class A due to lower annual expenses

Generally
higher than Class Z due to lower annual expenses










Class A Shares
A sales charge may be imposed on the purchase of Class
A shares of a Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge. The sales charge information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.
Class A shares of are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

Investor's Initial Sales Charge



Amount of Investment
in a
As a Percentage of the Public
As a Percentage of the
Net
Single Transaction
Offering Price Amount Invested Less
than $50,000
5.75%
6.10%
$50,000 but less than $100,000
4.75%
4.99%
$100,000 but less than $250,000
3.50%3.63%$250,000
but less than $500,000
2.50%
2.56%
$500,000
but less than $1,000,000
2.00%
2.04%
$1,000,000 and
over
0%
0%Certain investors may be eligible to purchase
Class A shares at NAV and not pay an initial sales charge.
Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares.
The statement of additional information contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.
Class A Purchases Not Subject to Initial Sales Charges
You will not pay initial sales charges:
* On purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase.
See "Class A - Contingent Deferred Sales Charges" below.
* On additional purchases of one or more Funds that result in account balances of Class A shares of the Funds totaling $1 million or more. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase.
See "Class A - Contingent Deferred Sales Charges" below.
* On shares purchased by reinvesting dividends and distributions.
* On purchases of the Old Mutual Cash Reserves Fund.
* When exchanging shares among Old Mutual Funds with the same or higher initial sales charges. See
"Exchanges Between Funds" below for more information on exchanges between funds.
* When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the statement of additional information for more information on the reinstatement privilege.
* When a merger, consolidation or acquisition of assets of a Fund occurs.
* If you are Old Mutual Capital, an affiliated company of Old Mutual Capital, or a sub-adviser and you purchase your shares directly through the Distributor.
* If you are an employee benefit plan established for employees of Old Mutual Capital, sub-adviser or their affiliates.
* If you are a discretionary advised client of Old
Mutual Capital or its affiliates.
* If you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.
* If you are a financial institution trust department investing an aggregate of up to $1 million in Class A shares of Old Mutual Funds (excluding the Old Mutual
Cash Reserves Fund).
* If you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor or a clearing agent that has an agreement with the Distributor with respect to its use of the Funds in connection with such services.
* If you are a pension, profit-sharing or other employee benefit plan created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code (the "Code") or plans under
Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the statement of additional information for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reductions of initial sales charges, only the participants' individual investments in the plans.
* If you are an individual or entity with substantial business relationship with the Trust, Old Mutual Capital or their affiliates, as determined by a Vice President or more senior officer of the Trust or Old Mutual Capital, and you purchase your shares directly through the Distributor.
Class A Purchases Eligible for Reductions of Initial Sales Charges
In addition to the above described reductions in initial sales charges for purchases over a certain dollar amount, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge.
To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, OMF II may request account statements if it is unable to verify your account information. Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds
(except the Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.
The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares of Old Mutual Funds
(except the Old Mutual Cash Reserves Fund) that you own. See the statement of additional information, available from Old Mutual
Capital, for more information on rights of accumulation.
Letters of Intent. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of one or more Old Mutual Funds (except the Old Mutual
Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the statement of additional information, available from Old Mutual
Capital, for more information on LOIs.
Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except the Old Mutual
Cash Reserves Fund) to determine your Class A sales charge.
Purchasers Qualifying for Reductions of Initial Sales Charges
Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section.
These qualified purchasers include the following:
Individuals.
* An individual, his or her spouse, or children residing in the same household.
* Any trust established exclusively for the benefit of an individual.
Trustees and Fiduciaries.
* A trustee or fiduciary purchasing for a single trust, estate or fiduciary account.
Other Groups.
* Any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old
Mutual Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.
Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation.
Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual
Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.
Class A - Contingent Deferred Sales Charges
A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase, other than to purchases of the Old Mutual
Cash Reserves Fund. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of Class A shares purchased at NAV on all purchases of $1 million or more, other than to purchases of the Old Mutual Cash Reserves
Fund. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.
The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:
* where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;
* on purchases made in connection with the reinvestment of dividends and distributions from a Fund;
* on exchanges of shares of certain other Old Mutual
Funds (see the statement of additional information for more information on the exchange privilege);
* on redemptions of Class A shares of the Old Mutual Cash
Reserves Fund acquired through direct purchase; however, if you acquired Class A shares of the Old Mutual Cash Reserves
Fund through an exchange of Class A shares of another Old
Mutual Fund, you may be subject to a CDSC upon redemption;
* When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the statement of additional information for more information on the reinvestment privilege); or
* on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.
       Class C Shares
Class C shares are not subject to an initial sales charge but may be sold with a CDSC. Class C shares of each Fund are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of the Funds redeemed after one year will not pay a CDSC.
The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of Old Mutual Funds in all of the investor's related accounts exceeds $1,000,000. For purposes of this policy, related accounts refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge. In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Old Mutual
Funds.Class C - Contingent Deferred Sales Charges
The CDSC on Class C shares may be waived:
* on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable;
* If you redeem shares acquired through reinvestment of dividends and distributions;
* On increases in the NAV of your shares;
* When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the statement of additional information for more information on the reinstatement privilege);
* Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);
* Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to
Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;
* on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 701/2;
* on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or
* on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.
There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the statement of additional information, available from Old Mutual Capital, for details.
       Computing a Contingent Deferred Sales Charge
The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, the Trust will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.
       Purchase Procedures
The purchase and redemption procedures are the same for both Funds and are described below.
You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds.
Eligible investors may purchase Class Z and Institutional Class shares of each Fund directly through the Funds' transfer agent or through select financial intermediaries that are authorized to sell you shares of the Funds. Such financial institutions or financial intermediaries may charge you a fee for this service in addition to each Fund's public offering price.
Purchases of shares of each Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's NAV. If you purchase shares directly through the Funds' transfer agent, your order must be received before 4:00 p.m. Eastern
Time for your purchase order to be effective on the day you place your order. The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.
       Eligible Investors
Class Z shares may only be purchased through certain brokers, dealers, registered investment advisers, and tax deferred plans that are authorized to sell and/or service
Class Z shares of a Fund, except that: (1) persons or entities who are the beneficial owners of, and who have continuously maintained since June 4, 2007, an investment in Class Z shares of any retail mutual fund currently advised by Old
Mutual Capital ("Grandfathered Investment") and any person or entity listed in the account registration of a Grandfathered
Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (2) employees of Old Mutual
Capital and OMIP, trustees/directors of any mutual fund currently advised by Old Mutual Capital, fund counsel to any mutual fund currently advised by Old Mutual Capital, and their immediate families may continue to purchase Class Z shares in any applicable manner. Class Z shares will not be available to new shareholders through direct purchase, including retail no-transaction-fee (NTF) platforms, after June 4, 2007.
The following investors (eligible investors) qualify to purchase
Institutional Class shares with a minimum initial investment of at least $1 million in a Fund:
* A bank, trust company, or other type of depository institution purchasing shares for its own account;
* An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
* Pension or profit sharing plans or the custodian for such a plan; and
* Qualified or non-qualified employee benefit plans.
Other institutional investors may be eligible to purchase
Institutional Class shares at the discretion of Old Mutual
Capital. Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund provided they sign an LOI, committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months. Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors. If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares, if available. If Class Z shares are not offered by the Fund, the Fund may convert your Institutional
Class shares to Class A shares at net asset value, if available. The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.
The Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value. If the Fund closes your account, it will redeem your shares and send you the cash proceeds. If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum. Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.
However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account. Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.
Registered investment companies advised by Old
Mutual Capital are not subject to the Institutional Class investment minimums. Please see the statement of additional information for more information about LOIs.
       Concepts to Understand
TRADITIONAL IRA.  An individual retirement account.
Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.
SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse. ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.
SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.
COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.
For more complete IRA information, consult your financial adviser or a tax adviser.
       Minimum Investments Applicable to Class A,
Class C and Class Z*


Initial

Additional





Regular Accounts

$2,500
no minimum
Uniform Gifts/Transfer To Minor Accounts
$500
no minimum
Traditional IRAs

$2,000

no minimum
Roth
IRAs

$2,000

no minimum
Coverdell Education Savings
Accounts

$500

no minimum
Systematic Investment Plans I
("SIP I") (1)

$500

$25
Systematic Investment Plans II ("SIP II")(2)
No minimum

$50
*	The Funds reserve the right
to change the amount of these minimums from time to time or to waive them in whole or in part.
(1)  	If a SIP I is established, the minimum initial investment
for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.
(2)	An investor may establish a SIP II with no
minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.
       Redemption Procedures

You may sell your shares of a Fund by contacting your broker-dealer or other financial institution at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service. Sale orders received by the transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC and redemption/exchange fee. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.
       Limitations on selling shares by telephone
Proceeds Sent by

Minimum

Maximum
Check

no
minimum

$50,000 per day
Wire*

no minimum

$50,000
per day
ACH

no minimum

$50,000 per day
       *	Wire fee
is $10 per Federal Reserve Wire.
Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.
       Written Redemption Orders
Some circumstances require written sell orders along with signature guarantees. These include:
* Redemptions by check, wire or ACH in excess of $50,000;
* Requests to send proceeds to a different address or payee;
* Requests to send proceeds to an address that has been changed within the last 30 days; and
* Requests to wire proceeds to a different bank account.
For joint accounts, each signature must be guaranteed.
A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

"Signature(s) Guaranteed"
[Institution's Name]
By:  [Signature]
Title:  [Title of Signatory]

       Systematic Withdrawal Plan
A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.
       General Purchase and Redemption Policies

* IMPORTANT INFORMATION ABOUT PROCEDURES FOR
OPENING A NEW ACCOUNT:  The Trust is required by
Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account.
Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.
* Each Fund may reject or suspend acceptance of purchase orders.
* Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
* Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.
* When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.
* State Street Bank and Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education
Savings accounts. Custodial fees are automatically deducted from your account if not received by the announced due date, usually in mid-December.
* Because of the relatively high cost of maintaining smaller accounts, each Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment
Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Funds will provide 60 days' prior notice of the imposition of this fee.
The Funds will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.
* For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days' prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.
* Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
* The Funds produce account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund.
Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses.
If you do not want the mailing of these documents to be combined with those for other members of your household, please call us and we will begin delivery within 30 days of your request.
If you purchased your shares through a financial intermediary, please contact your broker-dealer or financial adviser to request separate mailings.
       Exchanges Between Funds
You may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.
In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares.
Generally, you will not pay an initial sales charge when you exchange Class A shares of a Fund for another Old Mutual Fund.
However, you may be required to pay an initial sales charge when exchanging Class A shares from an Old Mutual Fund with no initial sales charge or a lower initial sales charge than the Old Mutual Fund into which you are exchanging. If you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period from the date you made your original purchase and not the date you exchanged your shares.
If a shareholder exceeds four exchanges out of any of the Old Mutual Funds (except the Old Mutual Cash Reserves Fund) per calendar year, or if the Funds, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this Prospectus/Proxy Statement entitled
Policy Regarding Excessive or Short-Term Trading for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee. The minimum investment requirements also apply to exchanges.
Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange.
Shareholders may realize a taxable gain or loss on any exchange.
	Opening an Account
Shares may be purchased through the following methods:

Through a Financial Intermediary:



Contact your broker,
investment adviser, financial planner, retirement plan sponsor or other financial intermediary.




In Writing:



Complete the application.
Mail your completed application and a check to:





Regular
Mail:



Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534





Overnight Mail:




Old Mutual Funds II
210 West 10th Street, 8th Floor
Kansas City, Missouri  64105




By Telephone:



Call us at
888-772-2888 to receive an account application or make an investment with existing bank information on your current account.




By Wire:



Call us at 888-772-2888 to receive an application.
Once the account is established, wire your investment to the bank listed below.





United Missouri Bank of Kansas City, N.A.
ABA # 10-10-00695
Account # 98705-23469




Include the following information
with the wiring instructions:


Fund name in which you wish to invest
Your name
Your Social Security or tax ID number
Your account number




Return the account application.



To
Make Additional Investments to an Existing Account
Through a Financial Intermediary:
Contact your broker, investment adviser, financial planner, retirement plan sponsor or other financial intermediary.
In Writing:
Fill out an investment slip.
Mail the slip and the check to:
Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534
By Telephone:
Call us at 888-772-2888.
By Wire:
Have your bank send your investment to:
United Missouri Bank of Kansas City, N.A.
ABA # 10-10-00695
Account # 98705-23469
Include the following information with the wiring instructions:
Fund name
Your name
Your Social Security or tax ID number
Your account number
By ACH:
Complete the bank information section on the account application. Attach a voided check or deposit slip to the account application.
The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.
Via The Internet:
Complete the bank information section on the account application. Enter the "My Account" section of the OMF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares.
       To Sell Shares
Through a Financial Intermediary:
Contact your broker, investment adviser, financial planner, retirement plan sponsor or other financial intermediary.
In Writing:
Write a letter of instruction that includes the following information: your name(s) and signature(s) your account number the Fund name the dollar amount you wish to sell how and where to send the proceeds
If required, obtain a signature guarantee.  Mail your request to:
Old Mutual Funds II
P.O. Box 219534
Kansas City, Missouri  64121-9534
By Telephone:
Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone. Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.
By Wire:
Sale proceeds may be wired at your request.  Be sure OMF
II has your wire instructions on file.
There is a $10 charge for each wire sent by the Fund.
By ACH:
Complete the bank information section on the account application. Attach a voided check or deposit slip to the account application. Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.
Via the Internet:
Enter the "My Account" section of the OMF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.
       Distributions and Taxes

As a regulated investment company, a Fund generally does not pay Federal income tax on the income and gains it distributes to you.
The Funds pay shareholders dividends from
 their net investment income and distributions from their net realized capital gains at least once a year, if available. A
Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate
Federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise.
There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.
       Taxes on Transactions
In general, if you are a taxable investor, Fund distributions
(other than a return of capital) are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund.
The current qualified dividend income and long-term capital gains tax rates for non-corporate shareholders are provided in the table below.
       Taxability of Distributions to Individuals and Other
Non-Corporate Shareholders
Type of Distribution

Tax rate for 15% bracket and lowerTax rate for brackets higher than 15%
Dividends GenerallyOrdinary income rate
Ordinary income rate
Qualified
Dividends

0%

15%
Short-term Capital Gains

Ordinary
income rate

Ordinary income rate
Long-term Capital Gains
0%

15%



In addition, investors in taxable accounts should be aware of the following basic tax points:
* Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. If you are a n individual or other non-corporate shareholder and meet certain holding period requirements, a portion of income dividends paid by a Fund may be designated as qualified dividend income eligible for taxation at long-term capital gain rates.

* Distributions of net long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.

* Distributions declared to shareholders with a record date in December - if paid to you by the end of January - are taxable for Federal income tax purposes as if received in December.

* A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain or loss (provided the shares are held as a capital asset), which will be short-term if you held your shares for 12 months or less and long-term if you held your shares for more than 12 months.

* Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

* If you invest in a Fund shortly before it makes a capital gain distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is sometimes referred to as buying a dividend because, although the distribution is in effect a return of a portion of the purchase price, it is taxable.
By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.
A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund shares are generally not sold outside the U.S. Foreign investors should be aware that U.S. withholding, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits, and estate taxes may apply to any investment in the Fund. If you are not a citizen or resident of the U.S., see the statement of additional information for more information.

This discussion of Distributions and Taxes is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about Federal, state, local, or foreign tax consequences before making an investment in a Fund. Refer to the statement of additional information for additional tax information.
E. Comparison of Fees and Expenses
The following tables compare the fees and expenses you may incur directly or indirectly as an investor in the Developing Growth Fund and the Strategic Small Company Fund and show the projected estimated fees and expenses of the Strategic Small Company Fund ("pro forma") assuming the Reorganization is approved and is consummated on the Closing Date. Annual operating expenses for the Funds shown below have been restated to reflect expenses as of September 30, 2008 and were determined based on each Fund's net assets as of September 30, 2008. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets. Additional fees may be imposed by your investment adviser or broker.
Fees and Expenses Table - Developing Growth Fund and Strategic Small Company Fund


Class A

Class C

Institutional Class

Class Z
Shareholder
Fees  (fees paid directly from your investment)Maximum
Sales Charge (Load)
(as a percentage of offering price and paid directly from your investment)

5.75%

None

None

NoneMaximum
Deferred Sales Charge (Load) (as a percentage of original
purchase price and paid directly from your investment)None(1)
1.00%

None

None









Short Term Redemption/
Exchange Fee (as a percentage of amount redeemed
or exchanged and paid directly from your investment) 2.00%
(2)

2.00%(2)

2.00%(2)

2.00%(2)









Maximum Account Fee
(assessed annually on certain accounts under $1,000) $12.00


$12.00

$12.00

$12.00Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees(3)

Distribution (12b-1) Fees
Service Fees

Other Operating Expenses

Acquired Fund Fees and
Expenses(4)

Total Other Expenses

Total Annual
Operating Expenses

Expense (Reduction)/
Recoupment

Net Annual Operating Expenses(5)
Class A


















Developing Growth Fund
(Unaudited)

0.95%

None

0.25%

196.81%

0.01%
197.07%

198.02%

(196.46%)

1.56%



















Strategic
Small Company Fund
(Unaudited)

0.95%

None

0.25%

2.62%

0.01%

2.88%
3.83%

(2.22%)
1.61%



















Strategic Small Company Fund (Estimated Pro Forma)
(Unaudited)

0.95%

None

0.25%
3.97%

0.01%
4.23%

5.18%

(3.62%)

1.56%



















Class C



















Developing Growth Fund
(Unaudited)

0.95%

0.75%

0.25%

37.86%

0.01%

38.12%
39.82%
(37.51%)

2.31%



















Strategic Small Company Fund
(Unaudited)

0.95%

0.75%

0.25%

68.41%

0.01%

68.67%
70.37%
(68.01%)

2.36%



















Strategic Small Company Fund
(Estimated Pro Forma) (Unaudited)

0.95%

0.75%
0.25%
37.76%

0.01%

38.02%

39.72%

(37.41%)

2.31%


Institutional
Class


















Developing Growth Fund
(Unaudited)

0.95%

None

None

0.35%

0.01%

0.36%.31%

(0.25%)
1.06%



















Strategic Small Company Fund
(Unaudited)

0.95%

None

None

7,120.43%

0.01%

7,120.44%
7,121.39%

(7,120.28%)

1.11%



















Strategic Small
Company Fund (Estimated Pro Forma) (Unaudited)

0.95%
None

None

0.47%

0.01%

0.48%

1.43%

(0.37%)

1.06%
Class Z


















Developing Growth Fund
(Unaudited)

0.95%

None

None

0.78%

0.01%

0.79%
1.74%

(0.43%)

1.31%



















Strategic Small Company Fund
(Unaudited)

0.95%

None

None

1.03%

0.01%

1.04%
1.99%

(0.63%)

1.36%



















Strategic Small Company
Fund (Estimated Pro Forma) (Unaudited)

0.95%

None

None
0.78%

0.01%

0.79%

1.74%

(0.43%)

1.31%
(1)	If you purchase
$1,000,000 or more Class A shares and redeem
these shares within 12 months from the date of purchase,
you may pay a 1% contingent deferred sales charge at the time of redemption.
(2)	To prevent the Funds from being adversely affected
by the transaction costs associated with short-term trading activity, the Funds will redeem shares at a price equal to the
NAV of the shares, less an additional transaction fee equal to
2.00% of the NAV of all such shares redeemed within 10
calendar days of their purchase.  Such fees are not sales
charges or contingent deferred sales charges, but are retained by the Funds for the benefit of all shareholders. See the "Policy Regarding Excessive or Short-Term Trading" section of this Prospectus/Proxy Statement for more details.
(3)	The "Management Fees" information in the table
includes fees for advisory and administrative services.
(4)	The Funds indirectly pay a portion of the expenses
incurred by acquired funds. Acquired Fund Fees and Expenses is an estimated annualized expense ratio of the acquired funds, based upon the historical expense ratio of the acquired funds as of their most recent fiscal period, which are stated on a net basis. The actual indirect expenses incurred by a shareholder will vary based upon the actual expenses of the acquired funds.

(5)	These are the expenses you should expect to pay
as an investor in these Funds as a result of Old Mutual Capital's contractual agreement to waive through December
31, 2009 that portion, if any, of the annual management fee payable by the Funds and to pay certain expenses of the Funds to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) do not exceed
1.55%, 2.30%, 1.30% and 1.05% for the Developing Growth
Fund's Class A, Class C, Class Z and Institutional Class shares, respectively; 1.60%, 2.35%, 1.35% and 1.10% for the Strategic Small Company Fund's Class A, Class C, Class Z and Institutional Class shares, respectively; and 1.55%, 2.30%, 1.30% and 1.05% for the post-Reorganization Strategic
Small Company Fund's Class A, Class C, Class Z and Institutional Class shares, respectively. In addition, Old
Mutual Capital has agreed to separate limitations on the two components of the Funds' total annual operating expenses:
fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). The Developing
Growth Fund's fund level expenses are limited to 1.02% for each class and class level expenses are limited to 0.53%, 1.28%, 0.28% and 0.03% for the Fund's Class A, Class C, Class Z and Institutional Class shares, respectively. The Strategic
Small Company Fund's fund level expenses are limited to 1.10% for each class and class level expenses are limited to 0.50%, 1.25%, 0.25% and 0.00% for the Fund's Class A, Class
C, Class Z and Institutional Class shares, respectively, and the post-Reorganization Strategic Small Company Fund's fund level expenses are limited to 1.02% for each class and class level expenses are limited to 0.53%, 1.28%, 0.28% and 0.03% for the Fund's Class A, Class C, Class Z and Institutional Class shares, respectively. Old Mutual Capital's agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund's total annual operating expenses are below the annual operating expense limit. Through December 31, 2008, Old Mutual
Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund's total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed. Thereafter through December 31, 2009, Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the fees were waived or expenses absorbed.
Old Mutual Capital and the Fund's former adviser have agreed not to seek reimbursement for fees waived or expenses absorbed by the former adviser.

Old Mutual Capital has also contractually agreed to limit the operating expenses of the Funds (excluding brokerage costs, interest, taxes, dividend and interest expenses on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00%, 3.75%, 2.75% and 2.75% for the Funds' Class A, Class C, Class Z and Institutional Class shares, respectively, through December 31, 2018. Old Mutual
Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the fees were waived or expenses absorbed.
This example is intended to help you compare the cost of investing in the Funds and in the combined Fund on a pro forma basis. The examples make four assumptions: 1) you invest $10,000 in each Fund and in the Strategic Small Company Fund after the Reorganization for the time periods shown;
2) you redeem all your shares at the end of those time periods;
3) you earn a 5% return on your investment each year; and
4) the Fund's operating expenses remain the same for the time periods shown and include the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical.
Your actual costs may be higher or lower.
Your Cost Tables


Developing Growth Fund

Strategic Small Company Fund1 Year
3 Years

5 Years

10 Years

1 Year

3 Years

5 Years10 Years
Class A
$725

$1,323

$1,945

$3,614

$729

$1,327
$1,949

$3,617
Class C

$334

$1,016

$1,817

$3,909

$339

$1,020
$1,821

$3,912
Class Z

$133

$505

$903

$2,015
$138

$563

$1,014

$2,266
Institutional Class

$108

$391

$695
$1,557

$113

$699

$1,312

$2,969
Estimated Pro Forma:Strategic Small Company Fund



1 Year

3 Years

5 Years
10 Years


Class A

$725$1,323

$1,945

$3,614


Class C

$334

$1,016

$1,817
$3,909


Class Z

$133

$505

$903

$2,015


Institutional Class
$108 $416

$746

$1,680











You would pay the following
if you did not redeem your shares:



Developing Growth Fund

Strategic Small Company Fund
1 Year

3 Years

5 Years

10 Years

1 Year

3 Years

5 Years
10 Years
Class C

$234

$1,016

$1,817

$3,909

$239

$1,020
$1,821

$3,912



















Estimated Pro Forma:




Strategic
Small Company Fund




1 Year

3 Years

5 Years
10 Years


Class C

$234

$1,016

$1,817

$3,909











F.
Comparison of Performance
The following bar charts and performance tables illustrate the risks of investing in the Funds by showing changes in each Fund's performance year to year and by showing how each Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gains distributions. The Funds' past performance, both before and after taxes, does not guarantee how they will perform in the future. Performance reflects a limitation on the total expenses of the Funds pursuant to arrangements with the Funds' current and former investment advisers. The Funds' returns would have been lower if the expense limitations had not been in effect. Prior to January 1, 2006, the Funds were managed by an investment adviser different than the Funds' current Adviser and Sub-Advisers and the Funds' performance prior to January 1, 2006 may not be indicative of how they will perform in the future. Ashfield became a sub-adviser to the Developing Growth Fund on November 12, 2007, and the
Developing Growth Fund's performance prior to November 12,
2007 may not be indicative of how it will perform in the future. The performance shown in the bar chart and the Best Quarter and Worst Quarter returns for the periods shown are for the Funds' Class Z shares. Performance for the Funds' other share classes will vary due to differences in fees and expenses. Developing Growth Fund Year-by-Year Total Returns through December 31, 2007 - Class Z Shares


1998
3.00%


1999
48.34%


2000
(25.22)%


2001
(32.56)%
2002
(47.60)%


2003
56.62%


2004
0.68%


2005
6.73%


2006
7.93%


2007
17.45%
The Developing Growth Fund's Class
Z shares year-to-date return as of September 30, 2008 was (26.76)%.

Best Quarter:
Q4 1999
45.85%

Worst Quarter:
Q3 2001
(34.44)%
Strategic Small Company Fund Year-by-Year Total Returns
through December 31, 2007 -
Class Z Shares 1998
2.13%


1999
51.79%


2000
11.89%


2001
(9.97)% 2002
(33.31)%


2003
47.21%


2004
11.21%


2005
5.81%


2006
11.47%


2007
12.20%
The Strategic Small Company Fund's
Class Z shares year-to-date return as of September 30, 2008 was (23.38)%.

Best Quarter:
Q4 1999
36.16%

Worst Quarter:
Q3 1998
(23.48)%
The table below compares the Developing Growth
Fund's average annual total return information to the Russell 2000 Growth Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small capitalization stocks in the Russell 2000 Index with greater-than-average growth characteristics. The table also compares the Strategic Small Company Fund's average annual total return information to the Russell 2000 Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small capitalization stocks. Sales loads are reflected in the performance table.
Average Annual Total Returns as of December 31, 2007








Past








10 Years or


Inception

Past

Past

Since
Date

1 Year

5 Years

Inception+
Developing Growth
FundClass Z

6/14/93















	Before Taxes



17.45%
16.36%

(1.48%)









	After Taxes on
Distributions



17.45%

16.36%

(1.78%)










After Taxes on Distributions and Sale of Fund Shares^



11.35%
14.45%
(1.31%)







Class A

9/30/03















	Before Taxes
10.49%

N/A

8.00%









Class C

9/30/03
















Before Taxes



15.21%

N/A

8.67%









Institutional
Class

12/20/06	Before Taxes



17.57%

N/A

17.39%
Russell 2000 Growth Index

















	(Reflects
No Deduction for	Fees, Expenses or Taxes)



7.05%
16.50%

4.32%









Strategic Small Company Fund








Class Z
12/31/96















	Before Taxes



12.20%

16.72%
8.48%









	After Taxes on Distributions
6.20%

14.49%

6.55%
	After Taxes on Distributions and









Sale of Fund Shares^



9.19%

13.97%

6.58%








Class A

7/31/03
Before Taxes



5.54%

N/A

10.85%









Class C
7/31/03















	Before Taxes



10.18%

N/A

11.50%
Institutional Class

12/20/06















	Before Taxes



12.43%

N/A
12.55%









Russell 2000 Index
(Reflects No Deduction for








	Fees, Expenses or Taxes)
1.57%)

16.25%

7.08%









+
Returns are for past 10 years or since inception, whichever is less. Index returns are for the past 10 years.
^	When the return After Taxes on Distributions
and Sale of Fund Shares is greater than the return After
Taxes on Distributions, it is because of realized losses.
If realized losses occur upon the sale of Fund shares, the capital loss i s recorded as a tax benefit, which increases the return.
After-tax performance is shown for Class Z shares.
After-tax performance for the Funds' other share classes will vary.
 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
THE REORGANIZATION
A. Information About The Reorganization
Shareholders of the Developing Growth Fund are being asked to approve the Plan of Reorganization, which sets forth the terms and conditions under which the Reorganization will be implemented. The Plan of Reorganization provides for the sale of all the assets and liabilities of the Developing
Growth Fund to the Strategic Small Company Fund and the reclassification of the issued and outstanding Developing
Growth Fund shares into Strategic Small Company Fund shares.
If shareholders of the Developing Growth Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of the Developing
Growth Fund will become the assets and liabilities of the Strategic Small Company Fund, and the issued and outstanding Class A, Class C, Institutional Class and Class Z shares of the Developing Growth Fund will be converted into Class A, Class C, Institutional Class and Class Z shares, respectively, of the Strategic Small Company Fund that have a net asset value equal to the value of the Developing Growth
Fund net assets immediately prior to the Reorganization.
The value of each Developing Growth Fund shareholder's account in the Strategic Small Company Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Developing Growth Fund immediately prior to the Reorganization.
The value of the Developing Growth Fund's assets to be acquired and the amount of its liabilities to be assumed by the Strategic Small Company Fund and the NAV of a share of the Developing Growth Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration of any dividends on the Closing
Date, and will be determined in accordance with the valuation procedures described in the Trust's and the Funds' currently effective prospectus and statement of additional information.
The Closing Date is expected to occur the close of business on or about March 6, 2009.

As soon as practicable after the Closing Date, the Developing
Growth Fund will distribute pro rata to its shareholders of record the shares of the Strategic Small Company Fund it receives in the Reorganization, so that each shareholder of the Developing Growth Fund will receive a number of full and fractional shares of the Strategic Small Company Fund equal in value to his or her holdings in the Developing Growth Fund, and the Developing Growth Fund will be terminated.
Such distribution will be accomplished by opening accounts on the books of the Strategic Small Company Fund in the names of each owner of record of the Developing Growth Fund and by crediting thereto the respective number of shares of the Strategic Small Company Fund due such owner. Accordingly, immediately after the Reorganization, each former shareholder of the Developing Growth Fund will own shares of the Strategic Small Company Fund that will be equal to the value of that shareholder's shares of the Developing Growth Fund as of the Closing Date.
Any special options (for example, automatic investment plans on current Developing Growth Fund shareholder accounts) will automatically transfer to the new accounts.

The implementation of the Reorganization is subject to a number of conditions as set forth in the Plan of Reorganization, including approval of the shareholders of the Developing Growth Fund. The Plan of Reorganization also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Reorganization qualifies as a tax-free reorganization. The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board if it is determined that the Reorganization would disadvantage either of the Funds. Please review the Plan of Reorganization carefully. A copy of the Plan of Reorganization is attached as Appendix I to this Prospectus/Proxy Statement.

B. Reasons for the Reorganization
The Board of Old Mutual Funds II, including each of the independent Trustees, determined that the reorganization of the Developing Growth Fund into the Strategic Small Company
Fund would be in the best interests of both Funds and their shareholders and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization.
In evaluating the proposed Reorganization, the Board considered a number of factors, including:
* The compatibility of the investment objectives and principal investment strategies of the two Funds.
* The relative size and investment performance of each Fund.
* That capital loss carryforwards available to offset future capital gains of the Developing Growth Fund would succeed to the Strategic Small Company Fund assuming the Reorganization qualifies as a "reorganization" under Section
368(a) of the Internal Revenue Code of 1986, as amended.
* Whether the interests of either Fund's current shareholders would be diluted in connection with the proposed Reorganization.
* The potential benefits of the Reorganization to shareholders of each Fund.
* The continuity of management given that Old Mutual Capital is the adviser to both Funds and Copper Rock is a sub-adviser to both Funds. In addition, Old Mutual Capital is proposing to add Ashfield, currently a sub-adviser to the Developing Growth Fund, as a sub-adviser to the Strategic
Small Company Fund.  If the proposal is approved by Strategic
Small Company Fund shareholders, Ashfield will begin providing sub-advisory services to the Strategic Small Company Fund on or about February 28, 2009.
* Old Mutual Capital's agreement to reduce the expense limitations for the Strategic Small Company Fund's Class
A, Class C, Institutional Class and Class Z shares to
1.55%, 2.30%, 1.05% and 1.30%, respectively.
* Equal or potentially lower total expense ratio for the combined Fund resulting from increased asset levels and corresponding economies of scale.
* Old Mutual Capital's belief that the combined Fund will have improved marketability based upon its historical performance record and thus will be better poised to attract new assets and enable shareholders to benefit from economies of scale.
* The potential operating efficiencies that may result from combining the Funds.
* The tax consequences of the Reorganization, including the tax-free nature of the Reorganization for Federal income tax purposes, so shareholders should not realize a tax gain or loss as a direct result of the Reorganization.
Old Mutual Capital advised the Board that in light of the compatibility of investment objectives and principal investment strategies, continuity of management at the adviser level, reduction of the Strategic Small Company Fund's expense limitations, and historical performance, the Reorganization of Developing Growth Fund into Strategic Small Company Fund would be in the best interests of both Funds and their shareholders and that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization. After considering alternatives for the future of the Developing
Growth Fund, the Board concluded that the Developing
Growth Fund should be reorganized into the Strategic Small
Company Fund.
C. Federal Income Tax Consequences
The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue
Code of 1986, as amended (the "Code"), the existing
Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal
Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:
* The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;
* No gain or loss will be recognized by the Developing
Growth Fund upon the transfer of substantially all of its assets to the Strategic Small Company Fund in exchange solely for shares of the Strategic Small Company Fund;
* No gain or loss will be recognized by any shareholder of the Developing Growth Fund upon the exchange of shares of the Developing Growth Fund solely for shares of the Strategic Small Company Fund (including fractional shares to which they may be entitled);
* The tax basis of the shares of the Strategic Small Company
Fund to be received by a shareholder of the Developing
Growth Fund (including fractional shares to which they may be entitled) will be the same as the tax basis of the shares of the Developing Growth Fund surrendered in exchange therefor;
* The holding period of the shares of the Strategic Small
Company Fund to be received by a shareholder of the Developing
Growth Fund will include the holding period for which such shareholder held the shares of the Developing Growth Fund exchanged therefor, provided that such shares of the Developing
Growth Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;
* No gain or loss will be recognized by the Strategic Small
Company Fund upon the receipt by it of substantially all of the assets of the Developing Growth Fund in exchange solely for shares of the Strategic Small Company Fund;
* No gain or loss will be recognized by the Developing
Growth Fund upon the distribution of shares of the Strategic
Small Company Fund to its shareholders in complete liquidation of the Developing Growth Fund;
* The tax basis of the assets of the Developing Growth
Fund in the hands of the Strategic Small Company Fund will be the same as the tax basis of such assets in the hands of the Developing Growth Fund immediately prior to the Reorganization;
* The holding period of the assets of the Developing Growth
Fund to be received by the Strategic Small Company
Fund will include the holding period of such assets in the hands of the Developing Growth Fund immediately prior to the Reorganization; and
* Pursuant to Sections 381(a) and (b) of the Code and
Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax year of the Developing Growth Fund will end on the date the Reorganization is consummated and the Strategic Small
Company Fund will succeed to and take into account the items of the Developing Growth Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.
Old Mutual Funds II has not requested and will not request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganization. As a condition to closing, the law firm Stradley Ronon Stevens & Young, LLP ("Stradley
Ronon") shall have rendered a favorable opinion to Old Mutual
Funds II as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by Old Mutual Funds II upon which Stradley Ronon will rely in rendering its opinion. The conclusions reached in Stradley Ronon's opinion could be jeopardized if the representations of Old Mutual Funds II are incorrect in any material respect.
Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. The Reorganization of Developing Growth Fund into the Strategic Small Company Fund will result in a more than 50% "change in ownership" of the Strategic Small Company Fund, the smaller of the two Funds. As a result, the capital loss carryovers (together with any current year loss and unrealized depreciation in value of investments, collectively referred to as "total capital loss carryovers") of Strategic Small Company Fund will be subject to an annual limitation for federal income tax purposes. The tax basis capital loss carryovers, unrealized appreciation/depreciation in value for investments and aggregate net asset value of the Strategic Small Company Fund as compared to the Developing Growth Fund and the approximate annual limitation on the use of the Strategic Small Company Fund's total capital loss carryovers following the Reorganization are as follows:


Strategic Small Company Fund
Developing Growth Fund

Capital Loss Carryovers at 3/31/08


    	Expiring 2010

$103.4 million

    	Expiring 2011

$120.8 million
	Total Capital Loss
Carryovers

$224.2 million
Unrealized Appreciation (Depreciation)
for tax purposes at 9/30/08
($430,584)
($6.7 million)
Unrealized
Appreciation (Depreciation) for tax purposes as Percentage of
NAV at 9/30/08
(1.9%)
(5.4%)
Net Asset Value (NAV) at 9/30/08

$22.4 million
$123.8 million
Tax-Exempt Rate (November 2008)
4.94%

Annual Limitation (approximate)(1)
$1.1 million
N/A(1)
The actual limitation will equal the aggregate net asset value of the Strategic Small Company Fund on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Strategic Small Company Fund on the closing date that is recognized in the taxable year.

Given the amount of this annual limitation relative to the amount of Strategic Small Company Fund's total capital loss carryovers, this limitation may not be material. However, whether this annual limitation is material will depend upon the facts at the time of closing of the Reorganization.
The description of the Federal income tax consequences of the Reorganization provided above is made without regard to the particular facts and circumstances of any shareholder of the Developing Growth Fund. Developing Growth Fund shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.
D. Other Conditions
Completion of the Reorganization is subject to various conditions, including the following:
* All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received;
* The Plan of Reorganization and related Trust matters shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Developing Growth Fund shareholders present at the Special Meeting. This means the affirmative vote of the lesser of: (a) 67% or more of the voting securities of the Developing Growth Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Developing Growth Fund are present or represented by proxy;
or (b) more than 50% of the outstanding voting securities of the Developing Growth Fund;
* The net assets of the Developing Growth Fund to be acquired by the Strategic Small Company Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Developing Growth
Fund immediately prior to the reclassification;
* The dividend or dividends as described in the Plan of Reorganization shall have been declared;
* Old Mutual Funds II and the Developing Growth Fund shall have received an opinion of Stradley Ronon to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meanings of Section
368(a) of the Code, and that the shareholders of the Developing
Growth Fund will recognize no gain or loss to the extent that they receive shares of the Strategic Small Company Fund in exchange for their shares of the Developing Growth Fund in accordance with the Plan of Reorganization; and
* Old Mutual Funds II shall have received an opinion of Stradley
Ronon addressed to and in form and substance satisfactory to Old Mutual Funds II, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of Old Mutual Funds II and the holders of the shares of the Developing Growth Fund.
E. Shareholders' Rights
The Developing Growth Fund and the Strategic Small Company
Fund are each separate series of shares of beneficial interest of Old Mutual Funds II, a Delaware statutory trust. Since both Funds are part of the same entity, there are no differences in shareholders' rights. Shareholders are entitled to participate equally in dividends and distributions declared by the Board with respect to a class of shares and, upon liquidation, to participate proportionately in a Fund's net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of the Strategic Small Company Fund have proportionately the same rights, including voting rights as are provided for full shares. Each Developing Growth Fund shareholder is entitled to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of NAV of shares held as of the Record Date.
F. Capitalization
The following table sets forth as of September 30, 2008 (i) the capitalization of the Developing Growth Fund's Class A shares, (ii) the capitalization of the Strategic Small Company Fund's Class A shares, and (iii) the pro forma capitalization of the Strategic Small Company Fund's Class A shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:


Developing Growth Fund Class A Shares

Strategic Small Company
Fund Class A Shares

Adjustment

Strategic Small Company Fund
Class A Shares
Pro Forma









Net Assets

$29,223

$1,126,608

$0*

$1,155,831
Shares Outstanding

2,259

126,044

1,010

129,313
Net Asset Value
Per Share

$12.94

$8.94



$8.94
*	The Net Asset Adjustment for
costs associated with the Reorganization is $0 because these costs will be payable by Old Mutual Capital pursuant to applicable expense limitations.
The following table sets forth as of September 30, 2008 (i) the capitalization of the Developing Growth Fund's Class C shares, (ii) the capitalization of the Strategic Small Company Fund's Class C shares, and (iii) the pro forma capitalization of the Strategic Small Company Fund's Class C shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:


Developing Growth Fund Class C Shares

Strategic Small Company
Fund Class C Shares

Adjustment

Strategic Small Company Fund
Class C Shares
Pro Forma









Net Assets

$61,892

$47,412

$0*

$109,304
Shares
Outstanding

4,972

5,617

2,361

12,950
Net Asset Value Per Share
$12.45

$8.44



$8.44
*	The Net Asset Adjustment for costs associated
with the Reorganization is $0 because these costs will be payable by Old Mutual Capital pursuant to applicable expense limitations.
The following table sets forth as of September 30, 2008 (i) the capitalization of the Developing Growth Fund's Class Z shares, (ii) the capitalization of the Strategic Small Company Fund's Class Z shares, and (iii) the pro forma capitalization of the Strategic Small Company Fund's Class Z shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:


Developing Growth Fund Class Z Shares

Strategic Small Company
Fund Class Z Shares

Adjustment

Strategic Small Company Fund
Class Z Shares
Pro Forma









Net Assets

$106,027,394

$21,249,777

$0*
$127,277,171
Shares Outstanding

8,088,650

2,333,036

3,549,922
13,971,608
Net Asset Value Per Share

$13.11

$9.11



$9.11
*
The Net Asset Adjustment for costs associated with the Reorganization is $0 because these costs will be payable by Old Mutual Capital pursuant to applicable expense limitations.
The following table sets forth as of September 30, 2008 (i) the capitalization of the Developing Growth Fund's Institutional Class shares, (ii) the capitalization of the Strategic Small Company Fund's Institutional
Class shares, and (iii) the pro forma capitalization of the Strategic
Small Company Fund's Institutional Class shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization:


Developing Growth Fund Institutional Class Shares

Strategic Small
Company Fund Institutional Class Shares

Adjustment

Strategic
Small Company Fund
Institutional Class Shares
Pro Forma









Net Assets

$17,665,442

$260

$0*

$17,665,702

Shares Outstanding

1,341,761

28

591,001

1,932,790
Net Asset
Value Per Share

$13.17

$9.14



$9.14
*	The Net Asset
Adjustment for costs associated with the Reorganization is $0 because these costs will be payable by Old Mutual Capital pursuant to applicable expense limitations.
OTHER INFORMATION ABOUT THE FUNDS
A. Investment Adviser and Sub-Advisers
Old Mutual Capital, located at 4643 South Ulster Street, Suite
600, Denver, Colorado 80237, is the investment adviser to both
Funds. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London
Stock Exchange listed international financial services firm.  Old
Mutual Capital managed approximately $3.5 billion in mutual fund assets as of September 30, 2008.
Developing Growth Fund
Ashfield, a Delaware limited liability company located at 750
Battery Street, Suite 600, San Francisco, California 94111, is a sub-adviser to the Developing Growth Fund. Ashfield manages and supervises the investment of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Ashfield is a majority-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital. Ashfield also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations. Ashfield managed approximately $3.7 billion in assets as of September 30, 2008.
Copper Rock, a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, is a sub-adviser to the Developing Growth Fund and the Strategic Small Company Fund. Copper Rock manages and supervises the investment of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Copper Rock is a majority-owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital. Copper Rock also manages discretionary equity portfolios for institutional accounts. Copper Rock held discretionary management authority with respect to approximately $2.3 billion in assets as of September 30, 2008.
Strategic Small Company Fund1
Copper Rock (see description under Developing Growth Fund).
Liberty Ridge, located at 1205 Westlakes Drive, Suite 230,
Berwyn, Pennsylvania 19312, is the sub-adviser to the Strategic
Small Company Fund. Liberty Ridge was appointed sub-adviser to the Fund effective January 1, 2006. Prior to that date, Liberty Ridge was the investment adviser to Old Mutual Funds II. Liberty Ridge manages and supervises the investments of the Developing
Growth Fund on a discretionary basis, subject to the supervision of Old Mutual Capital. Liberty Ridge is a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.
Liberty Ridge managed approximately $284 million in assets as of September 30, 2008.
Eagle, a Florida corporation located at 880 Carillon Parkway,
St. Petersburg, Florida 33716, is a Sub-Adviser to the Strategic
Small Company Fund. Eagle manages and supervises the investment of the Funds' assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Eagle provides investment advisory services to both retail clients and institutional clients, including corporate pension plans, public funds, foundations and other tax-exempt entities and registered investment companies. Eagle held discretionary management authority with respect to over $12.6 billion in assets as of September 30, 2008.
Old Mutual Capital was appointed investment adviser to the Funds effective January 1, 2006. As investment adviser, Old Mutual
Capital oversees the investment decisions made by Ashfield, Copper Rock, Liberty Ridge and Eagle (collectively, the "Sub-Advisers"), including monitoring the performance, security holdings and portfolio trading. Old Mutual Capital also oversees the Sub-Advisers' compliance with prospectus limitations and other relevant investment restrictions. In addition to providing investment advisory services to the Funds, Old Mutual Capital provides certain administrative services for the Funds.
The Developing Growth Fund and Strategic Small Company Funds each pay Old Mutual Capital a management fee which is calculated daily and paid monthly at the annual rate of 0.95% of the Funds' average daily net assets. In exchange for providing sub-advisory services to the Funds, the Sub-Advisers are entitled to receive a fee from Old Mutual Capital equal to 0.60% of the average daily net assets of the Fund.
The basis for the Board's approval of the management agreement with Old Mutual Capital and the sub-advisory agreements with the Sub-Advisers is contained in the Funds' Annual Report to shareholders dated March 31, 2008.
B. Portfolio Managers
Developing Growth Fund
       Ashfield
J. Stephen Thornborrow joined Ashfield in 1984 and currently serves as Portfolio Manager/Analyst. Before joining Ashfield, he served as Senior Vice President at BA Investment Management, where he headed the Individual Portfolio Division. Before joining
BA Investment Management, Mr. Thornborrow was Vice President and Investment Department Manager of California First Bank in
San Diego and also held a variety of investment positions, including Director of Research, at the Northern Trust Company in Chicago. Mr. Thornborrow graduated with a B.A. with honors in economics from Northwestern University. He also holds a M.A. in economics from Northwestern University and a L.L.B. from Yale Law School.

Bradley J. Fretz joined Ashfield in 1989 and currently serves as Portfolio Manager/Analyst. Before joining Ashfield, he held the position of First Vice President and Director of Investment Manager Evaluation Services in the Consulting Services Division of Shearson Lehman Hutton. Prior to that, Mr. Fretz was responsible for institutional product development at The Vanguard Group and also served as a consultant at both Johnson & Higgins and Aetna Life & Casualty. Mr. Fretz received a B.A. from Washington & Lee University and a M.B.A. from The Wharton School, University of Pennsylvania.

Peter A. Johnson joined Ashfield in 1994 and currently serves as Portfolio Manager/Analyst. Before joining Ashfield, he served as Vice President and Portfolio Manager at Harris Bretall Sullivan & Smith, Inc. and held the position of Vice President and Portfolio Manager at Loomis, Sayles & Co., overseeing both institutional and taxable accounts. Mr. Johnson began his career at Wells Fargo Bank as a management trainee and, later, Pension Trust Officer. He earned a B.A. from the University of Oregon.

Jeffrey A. Johnson joined Ashfield in 2004 and currently serves as Associate Portfolio Manager/Analyst. Before joining Ashfield, he served as Life Agent for New York Life and worked in sales and product development at TradeSports.com. He is a member of the Small Cap Growth Equity, Mid Cap Growth Equity, and
SMID Cap Growth Equity investment teams, and his role emphasizes quantitative analysis. Mr. Johnson obtained a B.A. degree in Statistics from Harvard University.

       Copper Rock
Tucker Walsh is the lead Portfolio Manager and responsible for all final investment decisions for the Developing Growth Fund. Effective January 1, 2009, Greg Poulos and David Cavanaugh,
Sr., are assistant Portfolio Managers and assist Mr. Walsh on a daily basis in the investment management of the Developing Growth
Fund.

Tucker Walsh is a founding partner, Chief Executive Officer and Head of Portfolio Management at Copper Rock (since 2005). Prior to co-founding Copper Rock, Mr. Walsh was a Managing Director and Head of the Small Cap Growth team at State Street Research (1997 to 2005) where he managed a $2 billion portfolio for State Street Research's institutional separate accounts and registered mutual funds. Prior to his employment with State Street Research, Mr. Walsh was an Equity Analyst at Chilton Investment Company, Equity Analyst at SG Cowen Asset Management and Equity Analyst at Merrill Lynch. Mr. Walsh earned a B.A. in Economics from Washington and Lee University. He has over 17 years of investment industry experience.

Greg Poulos, CFA, is a founding partner (since February 2005) and Assistant Portfolio Manager (since January 2009) at Copper Rock. Prior to serving as Assistant Portfolio Manager, Mr. Poulos served as a Senior Research Analyst at Copper Rock
(from February 2005 to December 2008). Prior to co-founding Copper Rock, Mr. Poulos served as Equity Analyst for the Small Cap Growth Team at State Street Research & Management
(from February 2004 to February 2005) and as a Specialty
Growth Analyst and Vice President at Loomis Sayles (from August 1998 to February 2004). Mr. Poulos earned a B.A. from Middlebury College and has over 10 years of investment industry experience.

David Cavanaugh, Sr., is a partner (since February 2006) and
Assistant Portfolio Manager (since January 2009) at Copper Rock.
Mr. Cavanaugh joined Copper Rock in June 2005 as a Senior
Research Analyst. Prior to joining Copper Rock, Mr. Cavanaugh served as an Equity Research Analyst for the Small/Mid Cap Growth
Team at MFS Investment Management (from June 1999 to June 2005) and as an Equity Analyst for the Central Research Team at State Street Research & Management (from July 1997 to June 1999). Mr. Cavanaugh earned an MBA from the Wharton School of Business and a B.S. form Boston College and has over 12 years of investment industry experience.

	Strategic Small Company Fund2
	Copper Rock

Tucker Walsh is the lead Portfolio Manager and responsible for all final investment decisions for the Strategic Small Company Fund.
Effective January 1, 2009, Greg Poulos and David Cavanaugh, Sr., are assistant Portfolio Managers and assist Mr. Walsh on a daily basis in the investment management of the Strategic Small Company Fund.

Tucker Walsh (see description under Developing Growth Fund).
Greg Poulos, CFA (see description under Developing Growth Fund).
David Cavanaugh, Sr. (see description under Developing Growth Fund).
       Eagle
After investment research has been conducted on current and potential holdings, the portfolio managers, Todd McCallister and Stacey Serafini Thomas are responsible for determining whether to buy, sell, or hold securities. Both Mr. McCallister and Ms.
Thomas have authority for buy and sell decisions within certain sectors. Specifically, Mr. McCallister has final responsibility in finance, business services (shared), media, telecom, health care and energy while Ms. Thomas has responsibility in technology, capital goods, retail and business services (shared). As managing director, Mr. McCallister retains decision-making authority for any decisions in question.
Todd McCallister, Ph.D., CFA, joined Eagle in 1997 and currently holds the positions of Managing Director and Portfolio Manager.
Mr. McCallister has 19 years of investment experience as a portfolio manager and analyst. Prior to joining Eagle, Mr. McCallister served as a Portfolio Manager at Investment Advisors, Inc. Mr. McCallister also served as a Portfolio Manager at ANB Investment Management for 5 years. Mr. McCallister holds a B.A., with highest honors, from the University of North Carolina (1982), and a Ph.D. in economics from the University of Virginia (1987). He earned his CFA designation in 1996. Stacey Serafini Thomas, CFA, joined Eagle in 1999. Ms. Thomas has more than eight years of investment experience as portfolio co-manager and analyst. Prior to joining Eagle, Ms. Thomas served as a Corporate Finance Analyst for Raymond James & Associates, Inc.
Ms. Thomas holds a B.A. in government, cum laude, from Harvard University (1997). She earned her CFA designation in 2002.
       Liberty Ridge
James B. Bell, III, CFA, joined Liberty Ridge in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies, and has been a portfolio manager since 2004. Prior to joining
Liberty Ridge, Mr. Bell worked for six years as a commercial banker a t Allfirst Bank.
C. Financial Highlights
Shown below are the financial highlights for Class A, Class C, Institutional Class and Class Z shares of the Developing Growth
Fund and the Strategic Small Company Fund for the fiscal years ended March 31, 2004 through March 31, 2008 audited by PricewaterhouseCoopers, LLP. The "Report of Independent Registered
Public Accounting Firm" and financial statements are included in the Developing Growth Fund's and the Strategic Small Company Fund's annual report to shareholders for the fiscal year ended March 31, 2008. The Developing Growth Fund's and the Strategic Small Company
Fund's annual report to shareholders dated March 31, 2008 is available without charge upon request to Old Mutual Funds II at the address or telephone number appearing on the cover page of this Prospectus/Proxy Statement.


Financial Highlights
For a Share Outstanding Throughout Each
Year or Period ended March 31, (unless otherwise noted)




Net Asset
Value Beginning of Period

Net Investment Income (Loss)1

Realized
and Unrealized Gains or (Losses) on Securities

Total from Operations
Dividends from Net Investment Income

Distributions from Capital Gains
Total Dividends and Distributions

Redemption Fees

Net Asset Value
End of Period

Total Return+

Net Assets End of Period (000)

Ratio of
Net Expenses to Average Net Assets*

Ratio of Gross Expenses to
Average Net Assets^^^,*

Ratio of Net Investment Income (Loss) to
Average Net Assets*

Portfolio Turnover Rate+
Old Mutual Developing
Growth Fund













































Class A





























































2008

$
15.63


$
(0.15
)

$
(1.26
)

$
(1.41
)

$
-


$
-


$
-


$
-


$
14.22



(9.02
)%

$
10



1.55
%


105.40
%


(0.92
)%


198.93
%


2007


15.71



(0.20
)


0.12



(0.08
)


-



-



-



-



15.63



(0.51
)%


65

1.55
%


8.19
%


(1.33
)%


221.65
%

2006


12.36



(0.20
)


3.55




3.35



-



-



-



-



15.71



27.10
%


65



1.68
%


1.70
%


(1.48
)%



157.70
%

2005


12.63



(0.19
)


(0.08
)


(0.27
)


-



-



-



-



12.36




(2.14
)%


51



1.71
%


1.72
%


(1.61
)%


68.28
%

2004++


12.03



(0.10
)


0.70



0.60



-



-



-



-



12.63



4.99
%


53



1.62
%

1.63
%


(1.57
)%


96.38
%






























































Class C




























































2008

$
15.23


$
(0.32
)


$
(1.18
)

$
(1.50
)

$
-


$
-


$
-


$
-


$
13.73



(9.85
)%

$
59



2.30
%



23.71
%


(1.96
)%


198.93
%

2007


15.42



(0.30
)


0.11



(0.19
)



-



-



-



-



15.23



(1.23
)%


122



2.30
%


6.89
%


(2.08
)%



221.65
%

2006


12.22



(0.30
)


3.50



3.20



-



-



-



-



15.42




26.19
%


92



2.41
%


2.44
%


(2.21
)%


157.70
%

2005


12.59




(0.28
)


(0.09
)


(0.37
)


-



-



-



-



12.22



(2.94
)%


51



2.46
%



2.47
%


(2.36
)%


68.28
%

2004++


12.03



(0.15
)


0.71



0.56



-



-



-



-



12.59



4.66
 %


52



2.37
%


2.38
%


(2.32
)%



96.38
%































































Class Z



























































2008

$
15.79


$
(0.19
)

$
(1.21
)

$
(1.40
)

$
-


$
-


$
-


$
-


$
14.39



(8.87
)%

$
127,070



1.30
%


1.62
%


(1.10
)%


198.93
%

2007


15.83



(0.16
)


0.12



(0.04
)



-



-



-



-



15.79



(0.25
)%


160,761



1.30
%


1.57
%


(1.08
)%



221.65
%

2006


12.42



(0.17
)


3.58



3.41



-



-



-



-



15.83




27.46
%


182,191



1.43
%


1.45
%


(1.23
)%


157.70
%

2005

12.66



(0.16
)


(0.08
)


(0.24
)


-



-



-



-



12.42



(1.90
)%

184,294



1.46
%


1.47
%


(1.36
)%


68.28
%

2004


7.94



(0.16
)



4.88



4.72



-



-



-



-



12.66



59.45
%


278,178



1.40
%
1.41
%


(1.30
)%


96.38
%































































Institutional Class


























































2008

$15.79


$
(0.11
)

$
(1.25
)

$
(1.36
)

$
-


$
-


$
-


$
-


$
14.43
(8.61
)%

$
16,200



1.05
%


1.44
%


(0.74
)%


198.93
%
20072


15.20



(0.04
)


0.63



0.59



-



-



-



-



15.79



3.88
%



-



1.07
%


2,511.60
%


(0.98
)%


221.65
%
Old Mutual Strategic Small Company Fund
Class A




























































2008

$
13.31
$
(0.06
)

$
(0.94
)

$
(1.00
)

$
-


$
(2.70
)

$
(2.70
)

$
-


$
9.61



(11.22
)%
$
1,261



1.60
%


3.03
%


(0.49
)%


142.78
%

2007


17.31



(0.14
)
0.31



0.17



-



(4.17
)


(4.17
)


-



13.31



4.88
%


1,296



1.60
%



2.13
%


(1.08
)%


160.24
%

2006


14.41



(0.16
)


3.06



2.90




-



-



-



-



17.31



20.12
%


233



1.70
%


1.78
%
(1.00
)%


148.73
%

2005


13.66



(0.19
)


0.94



0.75
14.41



5.49
%


62



1.75
%


1.86
%


(1.42
)%


80.38
%

2004+++
11.72



(0.13
)


2.07



1.94



-



-







-



13.66



16.55
%


65



1.75
%
1.87
%


(1.43
)%


96.80
%

Class C




























































2008

$
12.84

$
(0.11
)

$
(0.92
)

$
(1.03
)

$
-


$
(2.70
)

$
(2.70
)

$
-


$
9.11
(11.89
)%

$
33



2.35
%


41.41
%


(0.89
)%


142.78
%

2007
16.97



(0.24
)


0.28



0.04



-



(4.17
)


(4.17
)


-



12.84



4.07
%



96



2.35
%


7.29
%


(1.83
)%


160.24
%

2006


14.23



(0.28
)



3.02



2.74



-



-



-



-



16.97



19.26
%


81



2.46
%


2.54
%



(1.81
)%


148.73
%

2005


13.59



(0.29
)


0.93



0.64




-



-



-



-



14.23



4.71
%


68



2.50
%


2.61
%


(2.16
)%



80.38
%

2004+++


11.72



(0.19
)


2.06



1.87




-



-



-



-


 13.59



15.96
%


58



2.50
%


2.62
%
(2.18
)%


96.80
%































































Class Z




























































2008

$
13.47
$
(0.03
)

$
(0.96
)

$
(0.99
)

$
-


$
(2.70
)

$
(2.70
)

$
-


$
9.78
(11.00
)%

$
24,156



1.35
%


1.74
%


(0.19
)%


142.78
%
2007


17.43



(0.12
)


0.33



0.21



-



(4.17
)


(4.17
)
13.47



5.12
%


35,712



1.35
%


1.63
%


(0.84
)%


160.24
%
2006


14.47



(0.13
)


3.09



2.96



-



-



-



-



17.43



20.46
%



48,107



1.46
%


1.54
%


(0.82
)%


148.73
%

2005


13.68



(0.16
)



0.95



0.79



-



-



-



-



14.47



5.77
%


51,156



1.50
%


1.61
%



(1.17
)%


80.38
%

2004


8.72



(0.14
)


5.10



4.96




-



-



-



-



13.68



56.88
%


69,838



1.50
%


1.60
%



(1.14
)%


96.80
%































































Institutional Class



























































2008

$
13.48


$
-


$
(0.98
)

$
(0.98
)


$
-


$
(2.70
)

$
(2.70
)

$
-


$
9.80



(10.92
)%

$
-



1.10
%



3,635.24
%


(0.02
)%


142.78
%

20072


12.93



(0.03
)



0.58



0.55



-



-



-



-



13.48



4.25
%


-



1.12
%



2,509.06
%


(0.69
)%


160.24
%

*

Ratios for periods of less than one year have been annualized.





+


Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown exclude any applicable sales charge.





++

Class
A and Class C shares commenced operations on September 30, 2003.





+++

Class A and Class C shares
commenced operations on July 31, 2003.





^^^

Legal, printing
and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Adviser and/or Liberty Ridge has paid these expenses on behalf of the Trust.
Had the Adviser and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2008, 2007, 2006, 2005 and 2004.





1

Per share amounts
for the year or period are calculated based on average outstanding shares.





2

Class commenced operations on
December 20, 2006.


D.   Pending Litigation
In June 2004, Pilgrim Baxter & Associates, Ltd. ("PBA", now known as Liberty Ridge), the former adviser to the Trust and the current sub-adviser to several of the Trust's series portfolios
(the "LRC Sub-Advised Funds"), reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the statement of additional information are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Fund. In this event, the Trust's Board would be required to seek a new sub-adviser for the LRC Sub-Advised Funds or consider other alternatives.
As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), PBA, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action
Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, PBA and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the statement of additional information. Consolidated complaints in the Class Action and Derivative
Suits were filed in the Civil Litigation on September 29, 2004
(MDL 1586).
The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.
On August 30, 2005, the State of West Virginia West Virginia
Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. PBHG Funds was not named in the Order. In the Order, the WV Securities Division alleged that PBA permitted short-term trading in excess of the PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the
 PBHG Funds. The WV Securities Division further alleges in the
Order that the foregoing violated the West Virginia Securities Act
(W. Va. Code 32-1-101, et seq.) and is seeking that PBA cease and desist from further violation of the West Virginia Securities
Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the statement of additional information.
At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant.
While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the LRC Sub-Advised Funds. However, neither Liberty
Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the LRC Sub-Advised Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the LRC Sub-Advised Funds.
E. Additional Information About the Funds
For more information about Old Mutual Funds II, the Developing
Growth Fund and the Strategic Small Company Fund, please refer to the Funds' current prospectus. Please see the "Fund Summaries
- Old Mutual Strategic Small Company Fund" section of the prospectus for further information regarding the Strategic Small
Company Fund's performance and expenses. Please see the "The Investment Adviser and Sub-Advisers" section for further information regarding management of the Strategic Small
Company Fund. Please see the "About Your Investment" section for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for shares. OWNERSHIP OF FUND SHARES
Listed below is the name, address and percent ownership of each person who, to the knowledge of Old Mutual Funds II, owned beneficially or of record 5% or more of the outstanding shares of the Developing Growth Fund* as of November 17, 2008:
Old Mutual Developing Growth Fund - Class A





	UBS FINANCIAL
SERVICES INC FBO
49.14%

	O BRIEN-SEXTON ASSOCIATES INC



PROFIT SHARING PLAN


	FBO RANDY C MILLER



WOOD DALE IL 60191-1363





	UBS FINANCIAL SERVICES
INC FBO
30.65%

	UBS-FINSVC CDN FBO


	MS DRAGANA
ANERELLA


	WEEHAWKEN NJ 07086-8154






A G EDWARDS & SONS INC
16.52%

	CHARLES J CARROLL TTEE


	CHARLES J CARROLL LIV TR


	1 N
JEFFERSON AVE


	SAINT LOUIS MO 63103-2287





Old
Mutual Developing Growth Fund - Class C





	UBS FINANCIAL
SERVICES INC. FBO
64.74%

	UBS-FINSVC CDN FBO


	PAUL
ARCHER


	WEEHAWKEN NJ 07086-8154





	RAYMOND
JAMES & ASSOC INC CSDN
20.92%

	FBO CHRISTINE
SEMAS IRA


	HANFORD CA 93232-1874





	RAYMOND
JAMES & ASSOC INC CSDN
6.35%

	FBO MICHAEL G WEGER
RIRA


	VISALIA CA 93292-1752





Old Mutual Developing
Growth Fund - Class Z





	CHARLES SCHWAB & CO INC
18.15%

	REINVEST ACCOUNT


	ATTN MUTUAL FUND
DEPARTMENT


	101 MONTGOMERY STREET


	SAN
FRANCISCO CA 94104-4151





	NATIONAL FINANCIAL
SERVICES CORP
14.40%

	FOR THE EXCLUSIVE BEN OF OUR
CUST


	200 LIBERTY ST ONE WORLD FIN CNTR



ATTN MUTUAL FUNDS DEPT 5TH FL


	NEW YORK NY 10281






Old Mutual Developing Growth Fund - Institutional Class
OLD MUTUAL ASSET ALLOCATION
39.15%

	MODERATE
GROWTH PORTFOLIO


	ATTN JC WALLER/OMCAP



4643 S ULSTER ST STE 600


	DENVER CO 80237-2881






	OLD MUTUAL ASSET ALLOCATION GROWTH
38.21%


PORTFOLIO


	ATTN JC WALLER/OMCAP


	4643 S ULSTER
ST STE 600


	DENVER CO 80237-2881





	OLD MUTUAL
ASSET ALLOCATION
19.04%

	BALANCED PORTFOLIO



ATTN JC WALLER/OMCAP


	4643 S ULSTER ST STE 600



DENVER CO 80237-2881





*	None of the shares are known to
be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities
Exchange Act of 1934.

Listed below is the name, address and percent ownership of each person who, to the knowledge of Old Mutual Funds II, owned beneficially or of record 5% or more of the outstanding shares of the Strategic Small Company Fund* as of November 17, 2008:
Old Mutual Strategic Small Company Fund - Class A






WACHOVIA BANK FBO
86.99%

	VARIOUS RETIREMENT
PLANS


	1525 WEST WT HARRIS BLVD


	CHARLOTTE
NC 28288-0001





	NFS LLC FEBO
7.07%

	LETITIA Y
ANTOSZ


	PHYLLIS ANTOSZ


	WHITE LAKE
MI 48383-2156





Old Mutual Strategic Small Company Fund -
Class C





	UBS FINANCIAL SERVICES INC. FBO
47.71%


EDWIN PATTERSON LEADER JR


	REVOCABLE TRUST



TAMPA FL 33624-6952





	MERRILL LYNCH
30.90%

	4800
DEER LAKE DR E FL 2


	JACKSONVILLE FL 32246-6484






PAUL M VANDERHAVEN &
12.23%

	BARBARA J VANDERHAVEN
JTWROS


	OMAHA NE 68130-2049





	JOHN D FAITEL
TR
8.41%

	U/A 10/26/2005


	JOHN D FAITEL LIVING TRUST



	FARMINGTN HLS MI 48335-4707





Old Mutual Strategic
Small Company Fund - Class Z





	NATIONAL FINANCIAL SERVICES
CORP
14.90%

	FOR THE EXCLUSIVE BEN OF OUR CUST



200 LIBERTY ST ONE WORLD FIN CNTR


	ATTN MUTUAL
FUNDS DEPT 5TH FL


	NEW YORK NY 10281






CHARLES SCHWAB & CO INC
12.81%

	REINVEST ACCOUNT



ATTN MUTUAL FUND DEPARTMENT


	101 MONTGOMERY STREET



SAN FRANCISCO CA 94104-4151





Old Mutual Strategic Small
Company Fund - Institutional Class





	OLD MUTUAL CAPITAL
100.00%

	FBO OLD MUTUAL U.S. HOLDINGS INC



4643 S ULSTER ST


	DENVER CO 80237-2853





*
None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

Listed below is the name, address and percent ownership of each person who, to the knowledge of Old Mutual Funds II, will own beneficially or of record 5% or more of the outstanding shares of the Strategic Small Company Fund* after the Reorganization is consummated, based on holdings as of November 17, 2008:

Old Mutual Strategic Small Company Fund - Class A





	WACHOVIA
BANK FBO
85.15%

	VARIOUS RETIREMENT PLANS



1525 WEST WT HARRIS BLVD


	CHARLOTTE NC 28288-0001






NFS LLC FEBO
6.92%

	LETITIA Y ANTOSZ



PHYLLIS ANTOSZ


	WHITE LAKE MI 48383-2156





Old
Mutual Strategic Small Company Fund - Class C





	UBS
FINANCIAL SERVICES INC. FBO
34.44%

	UBS-FINSVC CDN
FBO


	PAUL ARCHER


	WEEHAWKEN NJ 07086-8154






RAYMOND JAMES & ASSOC INC CSDN
11.13%

	FBO CHRISTINE
SEMAS IRA


	HANFORD CA 93232-1874





	UBS FINANCIAL
SERVICES INC. FBO
22.33%

	EDWIN PATTERSON LEADER JR



REVOCABLE TRUST


	TAMPA FL 33624-6952





	MERRILL
LYNCH
14.46%

	4800 DEER LAKE DR E FL 2


	JACKSONVILLE
FL 32246-6484





	PAUL M VANDERHAVEN &
5.72%

	BARBARA J
VANDERHAVEN JTWROS


	OMAHA NE 68130-2049





Old Mutual
Strategic Small Company Fund - Class Z





	CHARLES SCHWAB
& CO INC
17.23%

	REINVEST ACCOUNT


	ATTN MUTUAL FUND
DEPARTMENT


	101 MONTGOMERY STREET


	SAN
FRANCISCO CA 94104-4151





	NATIONAL FINANCIAL SERVICES
CORP
14.48%

	FOR THE EXCLUSIVE BEN OF OUR CUST



200 LIBERTY ST ONE WORLD FIN CNTR


	ATTN MUTUAL FUNDS
DEPT 5TH FL


	NEW YORK NY 10281





Old Mutual Strategic
Small Company Fund - Institutional Class





	OLD MUTUAL
ASSET ALLOCATION
39.15%

	MODERATE GROWTH PORTFOLIO



ATTN JC WALLER/OMCAP


	4643 S ULSTER ST STE 600



DENVER CO 80237-2881





	OLD MUTUAL ASSET ALLOCATION
GROWTH
38.21%

	PORTFOLIO


	ATTN JC WALLER/OMCAP



4643 S ULSTER ST STE 600


	DENVER CO 80237-2881






OLD MUTUAL ASSET ALLOCATION
19.04%

	BALANCED
PORTFOLIO


	ATTN JC WALLER/OMCAP


	4643 S ULSTER
ST STE 600


	DENVER CO 80237-2881





*	None of the
shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

The beneficial ownership of shares of the Developing Growth
Fund or the Strategic Small Company Fund by trustees and officers of Old Mutual Funds II as a group constituted less than 1% of the outstanding shares of each class of each Fund as of December 10, 2008.
LEGAL MATTERS
Certain legal matters concerning Old Mutual Funds II and its participation in the Reorganization, the issuance of shares of the Strategic Small Company Fund in connection with the Reorganization and the tax consequences of the Reorganization will be opined upon by Stradley Ronon Stevens & Young, LLP,
2600 One Commerce Square, Philadelphia, PA 19103.
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION
This Prospectus/Proxy Statement and the related statement of additional information do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual reports that Old Mutual Funds II has filed with the SEC pursuant to the requirements of the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.
The SEC file number for the Old Mutual Funds II registration statement containing the current prospectuses and statement of additional information relating to both the Developing Growth
Fund and the Strategic Small Company Fund is Registration
No. 2-99810.
Old Mutual Funds II is subject to the informational requirements of the 1940 Act and the Securities and Exchange Act of 1934 and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Old Mutual Funds II (including the registration statement of Old Mutual Funds II relating to the Strategic
Small Company Fund on Form N-14 of which this Prospectus/Proxy
Statement is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC in Washington, D.C., 20549-0102, and at the following regional office of the
SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois
60661. Copies of such material may be obtained from the SEC at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding Old
Mutual Funds II and other registrants that file electronically with the SEC.
VOTING INFORMATION
The Developing Growth Fund expects to solicit proxies principally by mail, but may also solicit proxies by telephone, facsimile, telegraph or personal interview. Developing Growth
Fund officers will not receive any additional or special compensation for solicitation activities. The Developing Growth Fund also engaged the services of Broadridge to assist in the solicitation of proxies. In all cases where a telephonic proxy is solicited, the Broadridge representative will ask for each shareholder's full name and address or the zip code or employer identification number and to confirm that the shareholder has received this Prospectus/Proxy Statement and proxy card in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative may explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, but he or she may read any recommendation set forth in the Prospectus/Proxy Statement. The telephone solicitor will record the shareholder's voting instructions on the card. Within 72 hours, the shareholder will be sent a confirming letter or mailgram to confirm his or her vote and asking the shareholder to call 866-615-7269 immediately if his or her instructions are not correctly reflected in the confirmation.
The Funds will pay all costs and expenses associated with the Reorganization, subject to current expense limitations. Costs associated with the Reorganization generally include printing and mailing costs, solicitation costs, legal costs, costs paid to the Funds' independent registered public accounting firm, and other miscellaneous costs. All costs and expenses associated with the Reorganization will be allocated between the Funds on a pro rata basis based on each Fund's relative net assets. The anticipated costs of the reorganization are approximately $51,196.
All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan of Reorganization and in accordance with the Board's recommendations on other matters. The presence in person or by proxy of one-third of the outstanding shares of Developing
Growth Fund entitled to vote at the Special Meeting will constitute a quorum. At the Special Meeting, a quorum being present, approval of the Plan of Reorganization requires the affirmative vote of the lesser of: (a) 67% or more of the voting securities of the Developing Growth
Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Developing Growth Fund are present or represented by proxy;
or (b) more than 50% of the outstanding voting securities of the Developing Growth Fund. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting.
As a result, they have the same effect as a vote against the Plan of Reorganization. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Old Mutual
Funds II.  In addition, although mere attendance at the Special
Meeting will not revoke a proxy, if you attend the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.
Shareholders of record as of the close of business on December
10, 2008 (the "Record Date") are entitled to vote at the Special
Meeting. On the Record Date, there were 2,068.582 Class A shares, 4,269.248 Class C shares, 1,353,337.534 Institutional
Class shares and 7,803,720.618 Class Z shares of the Developing
Growth Fund outstanding. Each share held entitles a shareholder to one vote for each dollar (and a proportionate fractional vote for each fractional dollar) of net asset value of shares held by the shareholder.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one third of those shares present at the Special Meeting or represented by proxy. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which timely notice was not received, as set forth in the SEC's proxy rules.

Only one Prospectus/Proxy Statement, along with one proxy card, is being delivered to multiple shareholders who share an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver, promptly upon oral or written request, a separate copy of this Prospectus/Proxy Statement to a shareholder at a shared address to which a single copy of this Prospectus/Proxy Statement was delivered.
Shareholders may notify the Trust that they wish to receive a separate copy of this Prospectus/Proxy Statement, or wish to receive separate prospectuses and proxy statements in the future, by calling 888-772-2888 or write to Old Mutual Funds II at P.O.
Box 219534, Kansas City, Missouri 64121-9534. Multiple shareholders sharing an address can request to receive a single copy of proxy statements in the future if they are currently receiving multiples copies of proxy statements by calling or writing to the Trust as indicated above.
OTHER BUSINESS
The Board does not intend to present any other business at the Special Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the Special Meeting. If any other matter may properly come before the Special Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters.
The Trustees recommend approval of the Proposal. Any unmarked proxies without instructions to the contrary will be voted in favor of approval of the Proposal.

____________________________________________
Distributor:  Old Mutual Investment Partners
R-08-419 12/2008

1 	Old Mutual Capital is proposing to shareholders of the
Strategic Small Company Fund, by separate proxy, to replace Liberty
Ridge with Ashfield as a sub-adviser to the Strategic Small Company
Fund. If the proposal is approved by Strategic Small Company Fund shareholders, Ashfield will replace Liberty Ridge and will begin providing sub-advisory services to the Strategic Small Company Fund on or about February 28, 2009.

2 	Old Mutual Capital is proposing to shareholders of the
Strategic Small Company Fund, by separate proxy, to replace
Liberty Ridge with Ashfield as a sub-adviser to the Strategic
Small Company Fund.  If the proposal is approved by Strategic
Small Company Fund shareholders, Ashfield will replace Liberty Ridge and will begin providing sub-advisory services to the Strategic Small Company Fund on or about February 28, 2009. Messrs. Thornborrow,
Fretz, Peter A. Johnson and Jeffrey A. Johnson (listed in the section entitled "Portfolio Managers - Developing Growth Fund - Ashfield") will be primarily responsible for the day-to-day management of the portion of the Strategic Small Company Fund's assets managed by Ashfield. ??

________________________
(...continued)

(continued...)

??

??










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